UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Northrop Grumman Corporation

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2019

PROXY STATEMENT

THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

March 29, 2019
On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation's 2019 Annual Meeting of Shareholders. This year's meeting will be held on Wednesday, May 15, 2019 at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042 beginning at 8:00 a.m., Eastern Daylight Time.
We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend, live coverage of the meeting will be available on the Northrop Grumman website at www.northropgrumman.com.
At this meeting, shareholders will vote on matters set forth in the accompanying Notice of 2019 Annual Meeting of Shareholders and Proxy Statement. We will also provide a report on our Company and will entertain questions of general interest to the shareholders.
2018 was another year of strong performance for our Company. Our acquisition of Orbital ATK in June added a new, fourth business sector to our Company, Innovation Systems, which was immediately accretive to earnings and enhanced our position in the critical space and missile defense domains. Sales rose 16%, operating income increased 17%, and our businesses generated a 19% increase in segment operating profit*. We also generated higher net earnings and earnings per share. These results reflect the addition of Innovation Systems and strong performance from our three legacy Northrop Grumman sectors.
Our capital deployment strategy continues to create shareholder value. In addition to acquiring Orbital ATK, we maintained robust capital expenditures to drive innovation and affordability for our customers. We reduced debt by $2.3 billion, made voluntary contributions to our pension funds, and distributed $2.1 billion to our shareholders through share repurchases and dividends. We increased our dividend twice, totaling approximately 20%. We repurchased $1.3 billion in shares, and early in January, we completed the $1 billion accelerated share repurchase we commenced in 2018, retiring 3.84 million shares at an average price of approximately $260 per share.
In 2018, we also announced an important leadership transition. Kathy Warden, who joined Northrop Grumman in 2008, and has assumed positions of increasing responsibility in critical national security domains since then, was elected to the Board of Directors in July and assumed the CEO role this January. Ms. Warden's deep knowledge and experience, along with her demonstrated leadership across multiple Northrop Grumman businesses, make her particularly well qualified to support the achievement of our Company's many value creation opportunities. Mr. Bush continues as Chair of the Board until July 31, 2019.
We also continue to strengthen our corporate citizenship and sustainability efforts with leading environmental, social and governance practices. Female representation on our Board has increased to more than 30%. We received a Catalyst Award for the significant progress the Company made to increase the number of women and women of color in leadership positions over a sustained period from 2010-2016. Over this period, women on our senior executive team increased from 8% in 2010 to 46% in 2016, and at the vice president level from 15% to 29% over the same time period. DiversityInc named us one of their Top 50 Companies for Diversity for the ninth consecutive year. For the seventh consecutive year, Northrop Grumman earned a leadership score in CDP's 2018 climate change program. We were again included in the Dow Jones Sustainability Index for North America and we also achieved the highest ESG scores from the proxy advisor, ISS.
In 2018, as in prior years, we actively engaged with our shareholders on a variety of matters, including our strategy for long-term value creation, and ensuring our governance, compensation and sustainability practices are well designed to support long-term profitability growth and value creation.
Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the meeting. You may vote over the internet, by telephone or mobile device, by mailing a proxy or voting instruction card or in person at the Annual Meeting.
Thank you for your support and continued interest in Northrop Grumman Corporation.

Wes Bush	Donald E. Felsinger

Chairman	Lead Independent Director

 * This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I

Notice of 2019 Annual Meeting of Shareholders

Wednesday, May 15, 2019
8:00 a.m., Eastern Daylight Time
Northrop Grumman Corporation, Principal Executive Office
2980 Fairview Park Drive, Falls Church, Virginia 22042

The 2019 Annual Meeting of Shareholders (Annual Meeting) of Northrop Grumman Corporation (Company) will be held on Wednesday, May 15, 2019 at 8:00 a.m., Eastern Daylight Time, at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042.
Shareholders of record at the close of business on March 19, 2019 are entitled to vote at the Annual Meeting. The following items are on the agenda:

1.	The election of the 13 nominees named in the accompanying Proxy Statement;

2.	A proposal to approve, on an advisory basis, the compensation of our named executive officers;

3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2019;

4.	A shareholder proposal to provide for a report on management systems and processes for implementing the Company's human rights policy;

5.	A shareholder proposal to provide for an independent chair; and

6.	Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
All shareholders are invited to attend the Annual Meeting. To be admitted you will need proof of stock ownership and a form of photo identification. If your broker holds your shares in "street name," you will also need proof of beneficial ownership of Northrop Grumman common stock.
We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement. Please see the section entitled "Questions and Answers About the Annual Meeting" on page 78 for information about voting over the internet, by telephone or mobile device, by mailing a proxy or voting instruction card or by attending in person at the Annual Meeting.

By order of the Board of Directors,

Jennifer C. McGarey Corporate Vice President and Secretary

March 29, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 15, 2019: The Proxy Statement for the 2019 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2018 are available at: www.edocumentview.com/noc.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I i

ii I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, reflecting business, compensation and corporate governance highlights. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2018 (2018 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission (SEC) on January 31, 2019. This Proxy Statement contains certain non-GAAP (accounting principles generally accepted in the United States of America) financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP measure and why we believe these measures may be useful to investors, see "Appendix A - Use of Non-GAAP Financial Measures." We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about March 29, 2019.

2018 Performance Highlights (page 38)
Our focus on performance, portfolio and capital deployment continues to strengthen our foundation for long-term profitable growth and create value for our shareholders, customers and employees.
2018 was another year of strong performance for our Company. We strengthened our alignment with critical national security missions with the acquisition of Orbital ATK in June. This added a new, fourth business sector, Innovation Systems. Strong performance from our three legacy Northrop Grumman sectors, along with the contribution of our new sector, drove a 16% sales increase, a 17% increase in operating income, and a 19% increase in segment operating income*. 2018 diluted earnings per share increased to $18.49. We also announced the adoption of the mark-to-market (MTM) method of accounting for our pension and other postretirement benefit plans. Beginning with our fourth quarter 2018 financial results, we are presenting MTM-adjusted earnings* and MTM-adjusted diluted earnings per share* as a supplemental financial measure for measuring the Company's underlying financial performance. MTM-adjusted earnings per share* increased more than 50% to $21.33.
Our operations continued to generate strong cash flow. Cash provided by operations increased $1.2 billion to more than $3.8 billion, and free cash flow* increased by approximately $900 million to $2.6 billion. Our strong cash generation enabled us to continue deploying cash for the benefit of our customers, shareholders and employees. In 2018, our capital expenditures totaled $1.2 billion and we invested $764 million in R&D. Our capital expenditures continue to be elevated as we invest to strengthen the foundation for long-term profitable growth and drive affordability for our customers.
We continued to return cash to shareholders. In October 2018, we commenced a $1 billion accelerated share repurchase (ASR), which was completed in January 2019. This transaction retired 3.84 million shares of our stock at an average price of approximately $260 per share. 2018 share repurchases totaled $1.3 billion. We also announced two dividend increases, which in total increased our quarterly dividend by 20% to $1.20 per share.
In July 2018, after robust and extended succession planning, the Board of Directors elected Kathy Warden to our Board and announced that she would succeed Wesley Bush as CEO, beginning on January 1, 2019. After serving nine years in the CEO role, Mr. Bush remains Chair of the Board until July 31, 2019.

40% 3-year Total Shareholder Return (2016-2018)	16% Sales increase to $30.1 billion Total backlog of $53.5 billion	$821 million in dividends paid 20% total increase in quarterly dividend per share	$1.3 billion in share repurchases $1 billion accelerated share repurchase commenced in Oct. 2018	Capital spending of $1.2 billion Internal R&D spending of $764 million

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 1

PROXY STATEMENT SUMMARY

2018 Executive Compensation Highlights (page 37)
We are committed to performance-based executive compensation programs that align with shareholders' interests and our strategy of investing for and delivering long-term profitable growth.
Due to strong financial performance in 2018, our 2018 Annual Incentive Plan (AIP) payout increased to 160%, from 131% in 2017. Our Long-Term Incentive Plan (LTIP) payout is 115% compared to 150% in 2017 for named executive officers (NEOs). We ranked in the 45th percentile for three-year TSR performance relative to the 2016 Performance Peer Group identified on page 42, ranked in the 64th percentile for three-year TSR performance relative to the S&P Industrials and exceeded our target for Cumulative Free Cash Flow* (Cumulative FCF*). Following are some governance principles of our 2018 executive compensation programs:

70% of Annual LTIP Equity Grant Performance-Based	Stock Ownership Guidelines for All Officers: CEO 7x Other NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares	Recoupment Policy on Incentive Payouts	No Individual Change in Control Agreements

Board Nominees (pages 6-12)

Name	Age (1)	Director since	Professional Background	Committee Memberships				Other Public Company Boards
				Audit	Comp	Gov	Policy
Wesley G. Bush	57	09/2009	Chairman, Northrop Grumman Corporation	—	—	—	—	1
Marianne C. Brown	60	03/2015	Co-Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.					—
Donald E. Felsinger	71	02/2007	Lead Independent Director, Northrop Grumman Corporation; Former Chairman and CEO, Sempra Energy					2
Ann M. Fudge	67	03/2016	Former Chairman and Chief Executive Officer, Young & Rubicam Brands					1
Bruce S. Gordon	73	10/2008	Former President, Retail Markets Group, Verizon Communications Inc.; Former President and CEO, NAACP					—
William H. Hernandez	70	09/2013	Former Senior Vice President and CFO, PPG Industries, Inc.					2
Madeleine A. Kleiner	67	10/2008	Former Executive Vice President and General Counsel, Hilton Hotels Corporation					1
Karl J. Krapek	70	09/2008	Former President and COO, United Technologies Corporation					2
Gary Roughead	67	02/2012	Retired Admiral, United States Navy and Former Chief of Naval Operations					—
Thomas M. Schoewe	66	08/2011	Former Executive Vice President and CFO, Wal-Mart Stores, Inc.					2
James S. Turley	63	02/2015	Former Chairman and Chief Executive Officer, Ernst & Young					3
Kathy J. Warden	47	07/2018	Chief Executive Officer and President, Northrop Grumman Corporation	—	—	—	—	—
Mark A. Welsh III	65	12/2016	Dean of the Bush School of Government and Public Service, Texas A&M University; Retired General, United States Air Force and Former Chief of Staff, United States Air Force					—

(1)	Age as of March 29, 2019. = Chair = Member

2 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

Board Nominee Highlights
The charts below reflect the tenure, independence and broad experience of our board nominees.

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PROXY STATEMENT SUMMARY

Governance Highlights (pages 14-24)
We are committed to high standards of corporate governance and have a robust corporate governance program intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Board Structure and Governance	✓	The Board is approximately 85% independent.
	✓	Each of the Audit, Compensation, Governance and Policy Committees is comprised entirely of independent directors.
	✓	Our policy limits the number of boards on which our directors serve (no more than three other public company boards without special approval) to avoid overboarding.
	✓	The independent directors regularly hold both executive sessions led by our Chairperson and independent sessions led by our Lead Independent Director.
✓
Our Lead Independent Director, appointed annually by the independent directors, is empowered with a robust set of responsibilities and provides additional independent oversight of senior management and Board leadership.

✓
All directors are elected annually based on a majority voting standard in uncontested elections, with a director resignation policy if a director fails to receive a majority of votes cast "for" his or her election.

	✓	The Board nominees reflect a balanced mix of directors with deep Company and industry knowledge, and fresh and diverse perspectives, with an average director tenure of 6.5 years.
✓
The Board and each Committee annually conduct a thorough self-assessment process focused on Board or Committee performance, respectively. In addition, each director completes an individual director evaluation for each of the other directors and receives feedback on his or her own performance.

	✓	We have a director retirement policy for directors who reach the age of 75 and are committed to Board refreshment, with the addition of five new directors to the Board in the last five years.
	✓	Three of our directors - Marianne Brown, Ann Fudge and Madeleine Kleiner - have been honored by Women's Inc. as three of the most influential corporate directors of 2018.
	✓	One of our directors - William Hernandez - has been recognized by a local chapter of the NACD with a leadership in corporate governance award in 2018.

Shareholder Rights	✓	The Board has adopted a robust proxy access bylaw provision, allowing eligible shareholders to include their own director nominees in the Company's proxy materials.
	✓	Shareholders holding at least 25% of our common stock have the right to call a special meeting.
	✓	Shareholders holding at least 25% of our common stock have the right to take action by written consent.

Corporate Responsibility and Sustainability	✓
We have a strong ethics program with standards of business conduct that help guide and promote good governance, responsible business practices and the highest standards of integrity throughout the Company.

	✓	We have robust programs to fulfill our commitment to diversity and inclusion throughout the Company.
✓
We publish an annual corporate responsibility report highlighting aspects of our social, environmental and governance performance and engage an independent external review panel to provide feedback and advice on our report.

✓
We integrate environmental sustainability into our organizational culture, minimizing our environmental footprint and driving affordability. Our executive officers are accountable for achieving environmental sustainability goals, which are one of our six non-financial corporate performance metrics.

	✓	We disclose our political contributions policy and various trade association memberships on our website.
	✓	We have a robust recoupment policy which provides the Board of Directors with the ability to recoup the incentive compensation of elected officers under certain circumstances.

Stock Ownership	✓	We have stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other named executive officers, as well as stock holding requirements of three years from the vesting date.
	✓	We have stock ownership guidelines of 5x the annual cash retainer for our non-employee directors.
	✓	We prohibit hedging and pledging of our common stock by directors and executive officers.

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PROXY STATEMENT SUMMARY

Shareholder Engagement
We regularly engage with our shareholders to understand their perspectives on our Company, including our strategies, performance, issues of governance and corporate responsibility, and executive compensation. This ongoing dialogue, in which both members of management and directors participate, has helped inform the Board's decision-making and ensure our interests remain well-aligned with those of our shareholders.
Since our 2018 annual meeting, we have offered to engage on governance-related topics with shareholders representing approximately 60% of our outstanding shares. We have met with shareholders representing more than 40% of our outstanding shares to learn their perspectives on the Company and governance-related topics. While a number of our shareholders did not request meetings, we believe it is a best practice to offer engagement to shareholders representing a majority of our shares outstanding. These efforts are in addition to normal course outreach conducted by our Investor Relations team and members of senior management with portfolio managers and analysts, which are primarily focused on strategy and Company performance. We also meet with shareholders at investor conferences held throughout the year.
The Company has a substantial record of adopting provisions or modifying practices with the benefit of, and to reflect, shareholder input. Examples include provisions regarding proxy access, the right of shareholders to call a special meeting and the right of shareholders to act by written consent, as well as the use of full value shares and performance-based long-term incentives for our executives.

Annual Shareholders' Meeting

Time: May 15, 2019, 8:00 a.m., Eastern Daylight Time	Record Date: You can vote if you were a shareholder of record at the close of business on March 19, 2019.
Place: Northrop Grumman Corporation 2980 Fairview Park Drive Falls Church, Virginia 22042	Admission: You will need proof of stock ownership and a form of photo identification. All recording devices are prohibited in the meeting.

Voting Matters and Board Recommendations

	Board Vote Recommendation	Page Reference
Proposal One: Election of Directors	FOR each Director Nominee	6
Proposal Two: Advisory Vote on Compensation of Named Executive Officers	FOR	34
Proposal Three: Ratification of Appointment of Independent Auditor	FOR	69
Proposal Four: Shareholder Proposal to Provide for a Report on Management Systems and Processes for Implementing the Company's Human Rights Policy	AGAINST	72
Proposal Five: Shareholder Proposal to Provide for an Independent Chair	AGAINST	75

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 5

PROPOSAL ONE: ELECTION OF DIRECTORS

2019 Nominees for Director
Our Board has nominated 13 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders will have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them "FOR" the election of the director nominees listed below.

WESLEY G. BUSH, 57
Chairman, Northrop Grumman Corporation. Director since September 2009

Mr. Wesley G. Bush served as Chief Executive Officer of the Company from January 2010 through December 31, 2018. He was elected to the Board of Directors in 2009 and elected Chairman of the Board of Directors in July 2011, and continues in his role as Chairman. Mr. Bush served as Chief Executive Officer and President of the Company from January 2010 through December 31, 2017, as President and Chief Operating Officer of the Company from March 2007 through December 2009, as President and Chief Financial Officer from May 2006 through March 2007, and as Corporate Vice President and Chief Financial Officer from March 2005 to May 2006. Following the acquisition of TRW Inc. (TRW) by the Company, he was named Corporate Vice President and President of the Space Technology sector. Mr. Bush joined TRW in 1987 and during his career with that company held various leadership positions, including President and CEO of TRW Aeronautical Systems. He is a member of the Board of Directors of General Motors Corporation and also served as a director of Norfolk Southern Corporation during the last five years. He also serves on the boards of several non-profit organizations, including Conservation International and INOVA Health System.

Attributes, Skills and Qualifications
• Significant business experience with over 35 years in the aerospace and defense industry
• Prior leadership positions within Northrop Grumman (including as Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer and Sector President)
● Extensive international business experience
● Extensive leadership roles in community service

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PROPOSAL ONE: ELECTION OF DIRECTORS

MARIANNE C. BROWN, 60

Co-Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc., a financial services technology solutions provider.

Director since March 2015

Member of the Compensation Committee and Policy Committee

Ms. Marianne C. Brown has served as Co-Chief Operating Officer, Global Financial Solutions, of Fidelity National Information Services, Inc. since January 2018. Prior to that, Ms. Brown served as Chief Operating Officer, Institutional and Wholesale Business of Fidelity National Information Services since December 2015, when it acquired SunGard Financial Systems. Ms. Brown was Chief Operating Officer of SunGard Financial Systems, a software and IT services provider, from February 2014 to November 2015. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation. Ms. Brown began her career at Automatic Data Processing (ADP) and progressed through a series of positions of increasing responsibility culminating in her role as general manager of ADP’s Brokerage Processing Services business, which was subsequently spun off to become Broadridge Financial Solutions.

Attributes, Skills and Qualifications
● Substantial business experience as Chief Operating Officer and as a former Chief Executive Officer
● Significant experience in IT goods and services and business management
● Community and philanthropic leader

DONALD E. FELSINGER, 71

Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.

Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since February 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra's Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors. From 1998 through 2004, he was Group President and Chief Executive Officer of Sempra Global. Prior to the merger that formed Sempra Energy, he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger serves on the Boards of Directors of Archer-Daniels-Midland (Lead Independent Director) and Gannett Co., Inc.

Attributes, Skills and Qualifications
● Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries
● Significant experience in corporate governance and strategy, and as Lead Independent Director of a Fortune 250 company
● In-depth knowledge of executive compensation and benefits

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PROPOSAL ONE: ELECTION OF DIRECTORS

ANN M. FUDGE, 67
Former Chairman and Chief Executive Officer, Young & Rubicam Brands, a marketing communications company. Director since March 2016 Member of the Audit Committee and Governance Committee

Ms. Ann M. Fudge served as Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC from May 2003 to December 2006. Prior to that, she served in various leadership positions at Kraft Foods from 1986 to 2001, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods. From 1977 to 1986, Ms. Fudge held a variety of marketing positions at General Mills. She is a director of Novartis AG, and served as a director of General Electric Company, Infosys Limited and Unilever N.V. during the last five years. Ms. Fudge is the Chair of the Board of Trustees of WGBH Public Media and a trustee of the Brookings Institution. She also serves on the Advisory Board of the Smithsonian Institution's National Museum of African American History and Culture, and as Chair of the U.S. Programs Advisory Panel of the Gates Foundation.

Attributes, Skills and Qualifications
● Extensive business experience as former Chief Executive Officer and former president of leading consumer products business units
● Substantial international experience through service as an executive and director of a large multinational company and a director of other large multinational companies
● Significant public company board experience
● Experience with talent development and acquisition

BRUCE S. GORDON, 73

Former President, Retail Markets Group, Verizon Communications Inc., a telecommunications company, and Former President & CEO, NAACP.

Director since October 2008

Member of the Compensation Committee and Policy Committee

Mr. Bruce S. Gordon served as President and Chief Executive Officer of the National Association for the Advancement of Colored People from June 2005 to March 2007. In 2003, Mr. Gordon retired from Verizon Communications Inc., where he had served as President, Retail Markets Group since 2000. Prior to that, Mr. Gordon served as Group President of the Enterprise Business Unit, President of Consumer Services, Vice President of Marketing and Sales and Vice President of Sales for Bell Atlantic Corporation (Verizon's predecessor). He is a member of the board of directors of the Newport Festival Foundation and a member of the Executive Leadership Council. Mr. Gordon served as a director of CBS Corporation and as the Non-Executive Chair of The ADT Corporation during the last five years. He currently serves as a diversity consultant to several Fortune 500 companies.

Attributes, Skills and Qualifications
● Extensive leadership and business skills acquired from his experience with corporate and non-profit enterprises
● National leader on issues of diversity and inclusion
● Significant board experience, including as non-executive chair

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PROPOSAL ONE: ELECTION OF DIRECTORS

WILLIAM H. HERNANDEZ, 70

Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc., a manufacturer of chemical and industrial products.

Director since September 2013

Member of the Audit Committee (Chair) and Governance Committee

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG's corporate controller from 1990 to 1994. Mr. Hernandez previously held a number of positions with Borg-Warner Corporation and Ford Motor Company. Mr. Hernandez is a certified management accountant and has taught finance and management courses at Marietta College. He is a member of the Boards of Directors of Albemarle Corporation and USG Corporation and served as director of Black Box Corporation during the last five years.

Attributes, Skills and Qualifications
● Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries
● Significant experience in areas of risk management
● Audit committee financial expert

MADELEINE A. KLEINER, 67
Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company. Director since October 2008 Member of the Audit Committee and Governance Committee (Chair)

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the Board of Directors of Jack in the Box Inc.

Attributes, Skills and Qualifications
● Expertise in corporate governance, Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions
● Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board
● Audit committee financial expert

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 9

PROPOSAL ONE: ELECTION OF DIRECTORS

KARL J. KRAPEK, 70

Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since September 2008

Member of the Compensation Committee and Governance Committee

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various leadership positions, including Executive Vice President and director in 1997, President and Chief Executive Officer of Pratt & Whitney in 1992, Chairman, President and Chief Executive Officer of Carrier Corporation in 1990 and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He serves on the Board of Directors of Trinity Health of New England. Mr. Krapek is a member of the the Boards of Directors of Prudential Financial, Inc. and Pensare Acquisition Corp.

Attributes, Skills and Qualifications
● Extensive industry experience and leadership skills
● Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing
● Significant public company board experience, including serving as Lead Independent Director

GARY ROUGHEAD, 67
Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since February 2012 Member of the Compensation Committee and Policy Committee (Chair)

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy's capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution. He is a director of Maersk Line, Limited. He also serves as a trustee of the Dodge and Cox Funds. Admiral Roughead serves as a trustee of Johns Hopkins University and serves on the Board of Managers of the Johns Hopkins University Applied Physics Lab. He is a director of the Center for a New American Security.

Attributes, Skills and Qualifications
●    Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations

● Significant expertise in national security, information warfare, cyber operations and global security issues
● Broad experience in leadership and matters of global relations, particularly in the Pacific region, Europe and the Middle East
● Experience with talent development and management

10 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

THOMAS M. SCHOEWE, 66

Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores.

Director since August 2011

Member of the Compensation Committee (Chair) and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and KKR & Co. Inc. Mr. Schoewe also serves on the board of the Ladies Professional Golf Association.

Attributes, Skills and Qualifications
●    Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in Sarbanes-Oxley controls, risk management and mergers and acquisitions

● Significant international experience through his service as an executive of large public companies with substantial international operations
● Experience at Wal-Mart and Black and Decker on large-scale transformational enterprise information technology implementations
● Extensive experience as a member of the audit and risk committees of other public companies

JAMES S. TURLEY, 63
Former Chairman and Chief Executive Officer, Ernst & Young, a professional services organization. Director since February 2015 Member of the Audit Committee and Governance Committee

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there until being named regional managing partner for the Upper Midwest in 1994, and for New York in 1998. He was named Deputy Chairman in 2000. He currently serves on the Boards of Directors of Citigroup, Emerson Electric Company and Intrexon Corporation. He also serves on the Board of Directors of the Boy Scouts of America. Mr. Turley is a board member of Kohler Co. and serves as Non-Executive Chair of Sita Capital Partners LLP.

Attributes, Skills and Qualifications
●    Extensive experience and expertise in areas of finance, accounting and business management acquired over 36-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young

● Significant experience in areas of risk management
● Extensive experience as a member of the audit committee of other public companies
● Audit committee financial expert

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 11

PROPOSAL ONE: ELECTION OF DIRECTORS

KATHY J. WARDEN, 47
Chief Executive Officer and President, Northrop Grumman Corporation. Director since July 2018

Ms. Kathy J. Warden has served as Chief Executive Officer and President of the Company since January 2019. She was elected to the Board of Directors in July 2018. Ms. Warden served as President and Chief Operating Officer of the Company from January 2018 through December 2018, as Corporate Vice President and President of the Company's Mission Systems Sector from 2016 through 2017, as Corporate Vice President and President of the Company's former Information Systems Sector from 2013 to 2015, and as Vice President of the Company's Cyber Intelligence Division from 2011 to 2012. Prior to joining the Company in 2008, Ms. Warden held leadership roles at General Dynamics and Veridian Corporation. Earlier, she was a principal in a venture internet firm and also spent nearly a decade with General Electric Company working in commercial industries. She is the Chair of the Board of Directors of the Federal Reserve Bank of Richmond and a member of the Board of Visitors of James Madison University.

Attributes, Skills and Qualifications
● Extensive experience in operational leadership, strategy, performance and business development in government and commercial markets, including cyber expertise
● Prior leadership positions within Northrop Grumman (including as President, Chief Operating Officer and President of two business sectors)
● Significant aerospace and defense industry experience

MARK A. WELSH III, 65

Dean of the Bush School of Government and Public Service, Texas A&M University; General, United States Air Force (Ret.); Former Chief of Staff, United States Air Force.

Director since December 2016

Member of the Audit Committee and Policy Committee

General Mark A. Welsh III has been the Dean of the Bush School of Government and Public Service at Texas A&M University since August 2016. Prior to his current position, General Welsh served as Chief of Staff of the United States Air Force, the senior uniformed Air Force officer responsible for the organization, training and equipping of active-duty, Guard, Reserve and civilian forces serving in the United States and overseas. During his long career, General Welsh also served as a member of the Joint Chiefs of Staff, Commander of the United States Air Forces in Europe and Commander of NATO's Air Command, Associate Director for Military Affairs at the Central Intelligence Agency and Commandant of the United States Air Force Academy. General Welsh is a member of the Board of Managers of Peak NanoSystems, LLC. He is also a director of the Air Force Association.

Attributes, Skills and Qualifications
● Extensive career as a senior military officer and member of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States Air Force
● Extensive experience and in-depth knowledge of issues related to global security and the intelligence community
● Broad leadership experience and international experience, particularly in Europe
● Experience with talent development and management

12 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

Vote Required
To be elected, a nominee must receive more votes cast "for" than votes cast "against" his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 13 NOMINEES FOR DIRECTOR LISTED ABOVE.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 13

CORPORATE GOVERNANCE

Overview

We are committed to maintaining high standards of corporate governance, aligned with our focus on sustainable performance and profitable growth, and our core values of ethics and compliance. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, customers and employees.

Our Company has adopted Principles of Corporate Governance and Standards of Business Conduct to
help guide and promote our good corporate governance and responsible business practices.

Our Principles of Corporate Governance outline the role and responsibilities of our Board and the high standards our directors maintain. They set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and Committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification.
Our Standards of Business Conduct reflect and reinforce our commitment to integrity and ethics in all we do. They apply to our directors, officers and all employees.
Among other things, our Standards of Business Conduct:

•	require high ethical standards in all aspects of our business;

•	require strict adherence to all applicable laws and regulations;

•	reflect our commitment to maintaining a culture that values and promotes diversity and inclusion;

•	reinforce our commitment to being a responsible corporate citizen;

•	reflect our commitment to our work environment and the global communities where we live, work and serve;

•	require the consistent production of quality results; and

•	call upon all employees to raise any questions or issues of concern (including on an anonymous basis).
We report amendments to provisions of our Standards of Business Conduct on our website.

Role of the Board
The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The responsibilities of the Board include, but are not limited to, the following:

•	oversee our long-term business strategies, operations and performance;

•	execute robust succession planning; select the Chief Executive Officer and elect officers of the Company;

•	oversee our major risks and risk management activities; including with regard to cyber and other security risks;

•	oversee senior executive succession planning and our human capital strategy;

•	ensure effective corporate governance practices;

•	elect directors to fill vacant positions between Annual Meetings;

•	review and approve executive compensation;

•	review and approve significant corporate actions;

•	oversee and evaluate management and Board performance;

•	oversee our ethics and compliance programs;

•	oversee our diversity and inclusion programs; and

•	provide advice to management.

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CORPORATE GOVERNANCE

Board's Role in Risk Oversight
As noted above, the Board is responsible for overseeing our risk management activities, among other duties. Each of our Board committees assists the Board in this role.

•
The Audit Committee focuses on risks that could impact our financial performance. The Audit Committee periodically receives a report from the Chief Financial Officer and members of the Finance Department addressing our financial risk management processes, systems and internal controls, the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks. The Audit Committee periodically receives a report from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks. The Audit Committee receives an annual report from our Chief Compliance Officer on the Company's compliance program overall. The Audit Committee also receives quarterly reports from the Vice President, Global Corporate Responsibility on trends in ethics reporting.

•
The Compensation Committee reviews at least annually a risk assessment of the Company's compensation programs and, together with its independent compensation consultant, evaluates the mix of at-risk compensation linked to stock appreciation.

•
The Policy Committee assists the Board in identifying and evaluating global security, political, public relations, environmental sustainability and budgetary issues and trends that could impact the Company's business. The Policy Committee periodically receives a report from the Vice President, Global Corporate Responsibility on the Company’s ethics and corporate responsibility programs.

•
The Governance Committee regularly reviews the Company's policies and practices on issues of corporate governance, and considers issues of succession and composition of the Board, recommending proposed changes to the full Board for approval.

The Board and its Committees provide oversight of the Company's risk management processes, including the Enterprise Risk Management Council (ERMC). The ERMC is comprised of all members of the Corporate Policy Council, the Chief Accounting Officer, Chief Compliance Officer, Corporate Secretary, head of Internal Audit and Treasurer. The ERMC seeks to ensure that the Company has identified the most significant risks and implemented effective mitigation plans for each. The full Board has responsibility for oversight of cyber and other security risks, and receives periodic briefings from our Vice President and Chief Information Security Officer.

Board Leadership Structure
Chairperson of the Board
Our Bylaws provide that our directors will designate a Chairperson of the Board from among its members. The Chairperson presides at all Board and shareholder meetings. The Chairperson interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. As the Principles of Corporate Governance provide, the Board believes it is in the best interests of the Company and the shareholders for the Board to have flexibility to determine the best director to serve as Chairperson of the Board at the time, based on consideration of all relevant factors.
Following our 2018 Annual Meeting the Board reviewed its leadership structure and determined that the appropriate leadership structure at the time was for Mr. Bush, who was then our Chief Executive Officer, to continue to serve as Chairman. The Board concluded that having our Chief Executive Officer serve as Chairman was an appropriate leadership structure for the Company and best positioned the Company to be innovative, compete successfully, present one face to our customer and advance shareholder interests in today's environment. The Board continues to believe that Mr. Bush's deep understanding of the Company's business, day-to-day operations, growth opportunities, challenges and risk management practices gained through various leadership positions enables him to provide strong and effective leadership to the Board and to ensure that the Board is informed of important issues facing the Company. The Board consists entirely of independent directors, other than Mr. Bush and Ms. Warden, and continues to exercise a strong, independent oversight function, with fully independent Board Committees and a strong Lead Independent Director with clearly articulated responsibilities.
In July 2018, the Board elected Ms. Warden to the position of Chief Executive Officer and President, effective January 1, 2019, and elected Ms. Warden to the Board, effective July 12, 2018. The Board determined that Mr. Bush should continue as Chairman of the Board through July 2019, when he will retire from the Company. As required by the Company's Principles of Corporate Governance, Mr. Bush has stated his intent to submit his resignation to the Board of Directors effective upon his retirement from the Company. The Board will continue to review and discuss the leadership structure of the Board and determine the leadership structure, including the Chairperson, that continues best to meet the needs of the Company.

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CORPORATE GOVERNANCE

Lead Independent Director
If the Chairperson is not independent, the independent directors will designate annually from among them a Lead Independent Director. Following our 2018 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:

•
preside at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors, and advise the Chairperson and CEO on decisions reached and suggestions made;

•	advise the Chairperson on and approve meeting agendas and information sent to the Board;

•	advise the Chairperson on and approve the schedule of Board meetings, assuring there is sufficient time for discussion of all agenda items;

•	provide the Chairperson with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;

•	interview, along with the Chairperson and the Chairperson of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;

•	call meetings of the independent directors;

•	support and facilitate engagement between the Chairperson and the independent directors; and

•	if requested by major shareholders, ensure that he or she is available for consultation and direct communication.
Our Lead Independent Director is empowered to and does actively engage with our Chairperson and Chief Executive Officer to help enable a strong and effective Board of Directors.

Committees of the Board of Directors
The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the annual meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees are summarized below, together with a table listing the membership and chairperson of each committee. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

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CORPORATE GOVERNANCE

Audit Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing (1) the integrity of the Company's financial statements and the Company's accounting and financial reporting processes; (2) the Company's overall compliance with legal and regulatory requirements; (3) financial risk assessment and management; (4) the qualifications, performance and independence of the Company's independent auditor; (5) the performance of the Company's internal audit function; and (6) the Company's system of disclosure controls and procedures and internal control over financial reporting, by:

William H. Hernandez (chair)
Ann M. Fudge
Madeleine A. Kleiner
James S. Turley
Mark A. Welsh III

Number of meetings in 2018:  10

Independence, Financial Literacy and Audit Committee Financial Experts

All members are independent and financially literate

Ms. Kleiner and Messrs. Hernandez and Turley each qualifies as an Audit Committee Financial Expert

● appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor
● reviewing and pre-approving audit and permitted non-audit services and related fees for the independent auditor
● reviewing and discussing the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q
●    reviewing and discussing management's assessment of, and report on, the effectiveness of the Company's internal control over financial reporting at least annually and the independent auditor's related report

● reviewing and discussing with the independent auditor the Company's critical accounting policies, and material written communications with management
● reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters
● reviewing with the Chief Compliance Officer, at least annually, the Company's compliance program
● discussing guidelines and policies regarding risk assessment and risk management
● reviewing any significant issues raised by the internal audit function and, as appropriate, management's actions for remediation
●    establishing and periodically reviewing and discussing with management the Company's procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

Compensation Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing the Company's compensation policies and practices by:	Thomas M. Schoewe (chair) Marianne C. Brown Donald E. Felsinger Bruce S. Gordon Karl J. Krapek Gary Roughead Number of meetings in 2018: 7 Independence All members are independent
● approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)
● establishing stock ownership guidelines and reviewing ownership levels on an annual basis
● administering incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer)
● recommending for approval compensation for the non-employee directors, after consultation with the independent compensation consultant
● producing an annual report on executive compensation for inclusion in the proxy statement
● providing support to the Board in carrying out its overall responsibilities related to executive compensation

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 17

CORPORATE GOVERNANCE

Governance Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing the Company's corporate governance practices by:	Madeleine A. Kleiner (chair) Donald E. Felsinger Ann M. Fudge William H. Hernandez Karl J. Krapek James S. Turley Number of meetings in 2018: 5 Independence All members are independent
● regularly reviewing the Company's corporate governance policies and practices, including the Principles of Corporate Governance and the Company's Bylaws
● regularly reviewing and considering corporate governance developments, emerging trends and best practices and recommending changes to the Board
● reviewing and making recommendations with respect to shareholder proposals and the results of shareholder proposals, if any, voted on at a shareholders meeting
●    regularly reviewing and making recommendations to the Board regarding the composition and size of the Board and the criteria for Board membership, which should include, among other things, diversity, experience and integrity

●    providing effective board succession planning, identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees and, if applicable, meeting with proxy access nominees nominated through the Company's proxy access bylaw provision

● reviewing and determining whether a director's service on another board or elsewhere is likely to interfere with the director's duties and responsibilities as a member of the Board
● reviewing and recommending board, director and committee evaluation processes and coordinating the process for the Board to evaluate its performance

Policy Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing policy, government relations and corporate responsibility by:	Gary Roughead (chair) Marianne C. Brown Bruce S. Gordon Thomas M. Schoewe Mark A. Welsh III Number of meetings in 2018: 4 Independence All members are independent
● identifying and evaluating global security, political, budgetary and other issues and trends that could impact the Company's business activities and performance
● reviewing and providing oversight over the Company's ethics and corporate responsibility policies and programs
● reviewing the Company's public relations branding strategy
● reviewing and monitoring the Company's government relations strategy and political action committee
● reviewing the Company's community relations activities
● reviewing and providing oversight of the Company's environmental sustainability program

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CORPORATE GOVERNANCE

Board Meetings and Executive Sessions
The Board meets no fewer than nine times each year (including via telephonic meetings). Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.
The Board holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management.
The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The non-executive Chairperson or the Lead Independent Director presides over the executive sessions of the independent directors. The Audit Committee meets in executive session at each in-person Audit Committee meeting, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session from time to time and regularly receives a report from the Compensation Committee's independent compensation consultant. The Governance and Policy Committees also meet in executive session as they deem necessary.

Meeting Attendance
During 2018, the Board held 10 meetings. Each incumbent director serving in 2018 attended 75% or more of the total number of Board and committee meetings he or she was eligible to attend. Board members are expected to attend each annual meeting, except where the failure to attend is due to unavoidable circumstances. All of our then-serving directors attended the 2018 Annual Meeting.

Director Independence
The Board has established an objective that at least 75% of our directors be independent directors. The Board and the Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board has determined that the director meets the independence requirements under applicable New York Stock Exchange (NYSE) and SEC rules and under our categorical independence standards, which are described in our Principles of Corporate Governance. For a director to be considered independent, the Board must determine that a director has no material relationship with the Company other than as a director.
Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:

•
has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization's annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made "on behalf of" a director;

•
has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director's or the immediate family member's compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; or

•
has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 19

CORPORATE GOVERNANCE

Independence Determination
In connection with their annual independence review, the Board and Governance Committee considered the following relationships with organizations to which we have made payments or from which we have received payments in the usual course of our business in 2018.

•	Mr. Felsinger's service as a member of the Board of Directors of Archer-Daniels-Midland;

•	Mr. Gordon's service as a member of the Board of Directors of CBS Corporation;

•	Mr. Hernandez's service as a member of the Board of Directors of Albemarle Corporation;

•
Admiral Roughead's service as a member of the Board of Directors of the Center for a New American Security, a trustee of Johns Hopkins University and a member of the Board of Managers of Johns Hopkins University Applied Physics Lab;

•	Mr. Schoewe's service as a member of the Board of Directors of General Motors; and

•	Mr. Turley's service as a member of the Board of Directors of Citigroup and Emerson Electric.
The Board of Directors considered that Ms. Fudge, Mr. Gordon, Ms. Kleiner, Mr. Turley and General Welsh served as members of the boards of, or are otherwise affiliated with, organizations to which the Company and/or the Northrop Grumman Foundation (Foundation) made contributions during 2018 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The amounts paid were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.
Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the directors, except Mr. Bush and Ms. Warden, are independent. The independent directors constitute approximately 85% of the members of our Board. The Board previously determined that Victor H. Fazio, who served as a director until his retirement from the Board effective the date of the 2018 Annual Meeting, was independent during the time he was a director.

Director Election Process
Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until his or her earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast "for" than "against" his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board's nominees for election in accordance with the procedures set forth in the Company's corporate governance documents.

Board Composition and Director Nominations
The Governance Committee actively considers the composition and diversity of the Board to ensure it is well positioned to serve the best interests of the Company and our shareholders. The Governance Committee regularly assesses what skills, experiences and other attributes can best contribute to the effective operation of the Board, particularly in light of the evolving needs of the Company. The Governance Committee identifies director candidates from a wide range of sources and may employ a third-party search firm to assist in the process.
The Governance Committee evaluates potential director candidates on the basis of the candidate's background, qualifications and experience. The Governance Committee carefully considers whether each potential candidate would be able to fulfill his or her duties to the Company consistent with Delaware law and the Company’s governing documents, including the Principles of Corporate Governance. The Committee recommends to the full Board nominees for election.
Shareholders may recommend director candidates for consideration by the Governance Committee pursuant to our Principles of Corporate Governance. The Governance Committee considers such director candidates recommended by shareholders similarly to other potential director candidates brought to the attention of the Governance Committee. Shareholder recommendations for director candidates under our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. In addition, and as discussed immediately below, shareholders may also directly nominate director candidates in accordance with our Bylaws.

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CORPORATE GOVERNANCE

The Board carefully considered and adopted a strong and balanced proxy access framework
For more than a year, the Board carefully considered the issue of proxy access. The Board and management engaged extensively with shareholders and monitored developments and best practices regarding proxy access. Management solicited and received input from shareholders, our customers and other stakeholders. The Board amended our Bylaws to provide our shareholders the right to proxy access, reflecting this extensive consideration and input.
Under the Company’s proxy access bylaws, a shareholder, or a group of up to 20 shareholders, that has maintained continuous ownership of 3% or more of the Company's outstanding common stock for at least three years may include in the Company's proxy materials director nominees constituting up to the greater of two nominees or nominees constituting 20% of the number of directors in office. Director nominees may receive compensation from third parties for their candidacy, up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided there is full disclosure of such compensation. Under the Company’s bylaw provisions, directors are treated similarly, whether nominated through proxy access or otherwise, and held to the same high fiduciary standards to serve all shareholders.
The Company's Bylaws provide our shareholders with broad and meaningful access to the Company’s proxy materials while enhancing transparency, protecting the interests of all shareholders and ensuring good governance. The terms of the Company’s proxy access bylaw provisions are also broadly consistent with the terms of proxy access bylaws adopted by other Fortune 500 companies, reflecting best practices.

Director Qualifications
The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.
In evaluating candidates, the Governance Committee considers:

•	the personal integrity and the professional reputation of the individual;

•	the education, professional background and particular skills and experience most beneficial to service on our Board;

•	how the nominee brings diversity, experience and skills valuable to the Company and Board at the time; and

•	whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining a top secret security clearance.
In evaluating director candidates, the Governance Committee aims to foster diversity of thought on our Board. The Governance Committee seeks to ensure diversity, including in race and gender, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board and the long-term interests of our Company and shareholders.

Director Orientation and Continuing Education
All new directors to the Board receive in-person orientation and training that is individually tailored, taking into account the director's experience, background, education and committee assignments. The orientation program is led by members of senior management and covers a review of our strategy and operating plans, financial statements, corporate governance and key policies and practices, as well as the roles and responsibilities of our directors.
All directors receive regular in-person training regarding our Company policies and procedures, and broad exposure to our operations and the teams. Members of senior management review with the Board the operating plan for each of our business sectors and the Company as a whole. The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings. These visits allow directors to interact with a broader group of our executives and employees and gain firsthand insights into our operations.
Directors may also attend outside director and other continuing education programs to assist them in staying current on developments in corporate governance, our industry, the global environment and issues critical to the operation of public company boards.

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CORPORATE GOVERNANCE

Board Membership and External Relationships
Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization, and the General Counsel advises the Chairperson of the Governance Committee (or the Chairperson of the Board, if notice is from the Chairperson of the Governance Committee). A director should not accept service on such other board unless advised by the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director's duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if an actual or potential conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors are required to seek to avoid even an appearance of an improper conflict of interest.
Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the written approval of the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate). A director who is a full-time employee of our Company may not serve on the board of more than two other public companies unless approved by the Board. When a director's principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.
We have a retirement policy whereby a director will retire at the annual meeting following his or her 75th birthday, unless the Board determines, based on special circumstances, that it is in the Company's best interest to request that the director serve beyond such date.

Effect of Failure to Receive the Required Vote or Obtain and Retain Security Clearance
Each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election, the failure to obtain top secret security clearance within 12 months of election or appointment to the Board or the failure to retain a top secret security clearance once obtained and (ii) the Board's acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director's resignation and will submit a recommendation for prompt consideration by the Board. The Board will decide whether to accept or reject a resignation within 90 days, unless the Board determines that compelling circumstances require additional time. The Governance Committee and the Board may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, and the underlying reasons for the action at issue.

Board and Committee Self-Evaluation
The Board and each Committee conduct annually thorough self-assessment processes. These processes are intended to ensure and enhance the effective operation of the Board.
The self-assessment of the Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and Chairperson of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:

•	the Board's effectiveness in evaluating and monitoring the Company's business plan, long-term strategy and risks;

•	whether strategic and critical issues are being addressed by the Board in a timely manner;

•	whether the Board’s expectations and concerns are openly communicated to and discussed with the Chief Executive Officer;

•	whether there is adequate contact between the Board and members of senior management;

•	whether the directors collectively operate effectively as a Board;

•	whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company;

22 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

CORPORATE GOVERNANCE

•	whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings;

•	whether the Board has focused adequately on succession planning; and

•	whether the Board is adequately responsive to shareholder communication.
Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.
Also as part of the annual self-assessment process, each non-employee director completes an individual director evaluation for each of the other non-employee directors. These assessments include, among other topics, each non-employee director’s:

•	understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;

•	engagement during meetings and other Board functions;

•	analysis of benefits and risks of courses of action considered by the Board; and

•	appropriate respect for the views of other Board members.
The Lead Independent Director or the Chairperson of the Governance Committee meets with each non-employee director individually to discuss the results of his or her assessment, including comments provided by other non-employee directors. The Lead Independent Director or the Chairperson of the Governance Committee reports generally on the overall results of these discussions to the Board in executive session. These evaluations also assist the Governance Committee with its recommendation for directors to be renominated for election to the Board of Directors.
Each of the Committees also conducts an annual self-assessment. During an executive session led by the Committee chairperson, the Committee discusses, among other topics: whether the quality of participation and discussion at the Committee meetings is effective in facilitating the Committee’s obligations under its charter; the opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.

Succession Planning
The Board believes that providing for strong and effective continuity of leadership is critical to the success of our Company. The Board commits significant resources to succession planning, with processes in place for the Board:

•	to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;

•	to work with the Chief Executive Officer to support and ensure the development of potential succession candidates for the Chief Executive Officer and other leadership positions;

•	to discuss with the Chief Executive Officer annually an assessment of persons considered potential successors to various senior management positions; and

•	robustly to consider, plan for and ensure successful transitions of leadership.

Departure and Election of Directors
Victor H. Fazio, a director who served during 2018, did not stand for re-election at the 2018 Annual Meeting and retired from the Board effective the date of the 2018 Annual Meeting.
On July 12, 2018, Kathy J. Warden was appointed to the Board.
Mr. Bush has announced that he will retire from the Company on July 31, 2019. Consistent with the requirements of the Company's Principles of Corporate Governance, Mr. Bush has stated his intention to submit his resignation from the Board of Directors at the time of his retirement from the Company. The Board has approved the reduction in the number of directors from 13 to 12 effective upon Mr. Bush's resignation.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 23

CORPORATE GOVERNANCE

Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
Interested persons may also report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors (including anonymously) by writing directly to the Chairperson of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

Corporate Responsibility
Corporate responsibility and sustainability are critical to our business and long-term value creation for our shareholders, customers and employees. Our strong culture — founded in ethics, integrity, diversity and inclusion, and focused on sustainable performance, profitable growth, accountability, effective governance and responsible citizenship — enables our success. Strong environmental, social and governance (ESG) programs and practices help us attract and maintain the best talent, perform for our customers and create value for our shareholders.
The Policy Committee of our Board provides leadership and oversight of our ESG practices. The Committee provides oversight of our policies and programs related to both corporate responsibility and sustainability, and regularly reviews our community relations activities, among other responsibilities. We engage with a variety of stakeholders and regularly obtain feedback on our ESG performance.
In 2018, we published our tenth annual corporate responsibility report (CRR). Using the GRI G4 Sustainability Reporting Guidelines, we continued to report to our stakeholders on our progress in meeting various environmental, social and governance performance indicators. You may view a copy of our annual CRR at crreport.northropgrumman.com. For the eighth consecutive year, we incorporated non-financial sustainability performance metrics into our annual incentive compensation program. See page 45 in the Compensation Discussion and Analysis section.
We are proud that our corporate responsibility and sustainability programs received various notable recognitions in 2018. They include:

•	a leadership score of A- in CDP’s 2018 climate change program for the seventh consecutive year;

•	the Catalyst award for our “Build the Best Culture, Leverage the Power of Women” campaign which drove significant increases in the percentage of women in our executive ranks;

•	an A rating from MSCI for environmental, social and governance management and performance;

•	Dow Jones Sustainability North America Index for the third consecutive year; and

•	one of DiversityInc's Top 50 Companies for Diversity for the ninth year in a row.
Aligned with, and an integral part of, our commitment to the highest standards of ethical conduct, is our respect for human rights. This respect is embedded in our culture, and reflected in the Company’s Human Rights Policy, which was adopted in 2013 and is available on the Company’s website at www.northropgrumman.com/CorporateResponsibility/Pages/HumanRightsPolicy.aspx.
The Human Rights Policy provides, among other things, that the Company treats employees, suppliers, customers and competitors with dignity and respect. The Company does not tolerate any discrimination in employment based on an individual’s protected status. We do not tolerate the use of child labor, forced labor, bonded labor, human trafficking or other violations of human rights.  The Human Rights Policy provides employees with a well-defined reporting channel when they believe there may have been a violation of the Policy.
Our policy is further implemented through various of our human resources, contracting, and compliance programs. It is reinforced through communications and robust training at all levels of our Company. Both the Company’s policy and commitment are also implemented and enforced through our Standards of Business Conduct and our Supplier Standards of Business Conduct, which clearly articulates our requirement for ethical conduct and social responsibility at all tiers of our supply base.

24 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION OF DIRECTORS

The Compensation Committee, with the assistance of its independent compensation consultant, is responsible for reviewing and recommending for approval the compensation of the non-employee directors. At the request of the Compensation Committee, the independent compensation consultant prepares annually a comprehensive benchmarking of our non-employee director compensation program against the compensation programs offered by our Target Industry Peer Group (the same peer group against which executive compensation is compared). Consistent with this benchmarking, the overarching approach for non-employee director compensation is to target approximately the 50th percentile of the Target Industry Peer Group and to align our director compensation with our shareholders' interests.
In May 2018, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 16, 2018. The table below lists the annual fees payable to our non-employee directors from January 1, 2018 to May 15, 2018 under the prior fee structure and the annual fees payable under the current fee structure effective May 16, 2018.

Compensation Element	Amount ($) (1/1/18 - 5/15/18)	Amount ($) (5/16/18 - 12/31/18)
Annual Cash Retainer	122,500	127,500
Lead Independent Director Retainer	35,000	35,000
Audit Committee Retainer	10,000	10,000
Audit Committee Chair Retainer	20,000	20,000
Compensation Committee Chair Retainer	20,000	20,000
Governance Committee Chair Retainer	15,000	20,000
Policy Committee Chair Retainer	7,500	20,000
Annual Equity Grant (1)	150,000	155,000

(1) The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors (Director Program) sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity grant of $155,000 in the form of deferred stock units (Automatic Stock Units).
The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). Directors received an annual equity grant of Automatic Stock Units on May 17, 2017, which vested on May 17, 2018, and received an annual equity grant of Automatic Stock Units on May 16, 2018 which will vest on May 16, 2019. Under the Amended Director Program, directors may elect to have all or any portion of their Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of our common stock. Deferral elections are made prior to the beginning of the year for which the retainer fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

Stock Ownership Requirements and Anti-Hedging and Pledging Policy
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the director's election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Company policy prohibits members of the Board of Directors from pledging or engaging in hedging transactions with respect to any of their Company stock, continuing to align the interests of our Board of Directors with those of our shareholders. None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 25

COMPENSATION OF DIRECTORS

2018 Director Compensation
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Marianne C. Brown	129,400	155,000	18,825	303,225
Victor H. Fazio (4)	50,350	—	4,621	54,971
Donald E. Felsinger	160,600	155,000	36,576	352,176
Ann M. Fudge	135,600	155,000	29,379	319,979
Bruce S. Gordon	128,450	155,000	39,875	323,325
William H. Hernandez	155,600	155,000	10,799	321,399
Madeleine A. Kleiner	153,700	155,000	19,475	328,175
Karl J. Krapek	133,200	155,000	22,356	310,556
Gary Roughead	138,000	155,000	2,279	295,279
Thomas M. Schoewe	138,000	155,000	2,994	295,994
James S. Turley	135,600	155,000	16,871	307,471
Mark A. Welsh III	135,600	155,000	79	290,679

(1)
Amounts reflect the annual cash retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairperson retainer. As described above, a director may elect to defer all or a portion of his or her annual cash retainer into a deferred stock unit account. Amounts deferred as Elective Stock Units or deferred into alternative investment options are reflected in this column.

(2)
Amounts represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2018 under the 2011 Plan pursuant to the Amended Director Program. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2018 is provided in the Deferred Stock Units table below.

(3)
Amounts reflect (i) the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the "Stock Awards" column, and (ii) matching contributions made through our Matching Gifts Program for Education discussed above as follows: Ms. Fudge, $10,000; Mr. Gordon, $10,000; Mr. Hernandez, $10,000; Ms. Kleiner, $10,000; and Mr. Krapek, $10,000. Amounts shown also include perquisites and other personal benefits provided to certain of the directors in 2018, including airfare for spouses and certain activities in conjunction with a Company board meeting.

(4)	Mr. Fazio did not stand for reelection at the 2018 Annual Meeting.

26 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION OF DIRECTORS

Deferred Stock Units
As of December 31, 2018, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
Marianne C. Brown	2,774	1,571	4,345
Victor H. Fazio (1)	—	—	—
Donald E. Felsinger	20,470	14,890	35,360
Ann M. Fudge	1,820	483	2,303
Bruce S. Gordon	17,067	—	17,067
William H. Hernandez	4,400	—	4,400
Madeleine A. Kleiner	16,065	—	16,065
Karl J. Krapek	17,110	5,291	22,401
Gary Roughead	7,642	—	7,642
Thomas M. Schoewe	8,857	—	8,857
James S. Turley	2,843	—	2,843
Mark A. Welsh III	1,391	—	1,391

(1) Mr. Fazio did not stand for reelection at the 2018 Annual Meeting. All stock units were paid out to Mr. Fazio in the form of common stock after his retirement from the Board in May 2018.

Director Equity Plan
Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (Director Equity Plan), non-employee directors had an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value (as defined in the Director Equity Plan) of our common stock. No new participants have been added to the Director Equity Plan since May 31, 2005, and no new annual accruals have been credited to the then-existing participants in the Director Equity Plan since that time. However, directors that served on the Board in and before 2005 continue to be credited with dividend equivalents on the cumulative stock units held in their equity participation accounts until the director terminates service on the Board. Mr. Fazio, who retired from the Board of Directors in May 2018, was the only director who earned dividend equivalents under the Director Equity Plan. No current director participates in the Director Equity Plan.
Generally, if a participating non-employee director terminates service on the Board after completion of at least three consecutive years of service or retires from the Board as a result of a total disability or a debilitating illness as defined in the Director Equity Plan, the participant will be entitled to receive the full balance of the participant's equity participant account in annual installments. Upon a change in control of the Company, as defined in the Director Equity Plan, the participant will immediately be entitled to receive the full balance of the equity participation account under the Director Equity Plan regardless of the number of years of consecutive service, although payment of his or her benefits will not commence until the termination of his or her service.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 27

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Related Person Transactions
The Company has a written policy approved by the Board, for the review, approval and ratification of transactions between our Company and our directors, executive officers and other related persons (Related Person Transactions Policy). A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy provides for related person transactions to be reviewed in advance and approved or ratified, as applicable, by the Board of Directors, the Governance Committee or the Chairperson of the Governance Committee. A related person transaction may be approved if, after reviewing the relevant facts and circumstances, the reviewing party concludes that approving the related person transaction is in the best interests of the Company and its shareholders.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A "related person" includes:

•	any of our directors or executive officers;

•	any person who is known to be the beneficial owner of more than 5% of our common stock;

•	an immediate family member of any such persons; or

•	any firm, corporation, or other entity controlled by any such persons.
The Corporate Secretary may determine that, based on facts and circumstances, a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would be submitted for review and approval or ratification in accordance with the policy. Under exceptional circumstances, if a related person transaction has not been approved in advance, the Governance Committee will recommend to the Board of Directors such action as the Governance Committee deems appropriate, including ratification, amendment or termination of the transaction.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and to notify the Corporate Secretary of any changes in their information.
During 2018, the Company employed one family member of an executive officer who received compensation in excess of the reporting threshold. The spouse of our Corporate Vice President and President, Enterprise Services, Shawn Purvis, was employed by the Company as a Consulting Computer Systems Architect in our Technology Services sector. He received cash compensation (base salary and bonus) of approximately $230,000 and participated in the Company’s benefit plans, commensurate with his position at the Company.
State Street Corporation (State Street), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC reporting that as of December 31, 2018, State Street and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of State Street is the trustee for various Northrop Grumman defined benefit and defined contribution plan trusts. Two other State Street subsidiaries provide investment management services. During 2018, those State Street subsidiaries received approximately $9.5 million for such services, with over 99% of that amount paid by the plan trusts.
BlackRock, Inc. (BlackRock) filed a Schedule 13G/A with the SEC reporting that as of December 31, 2018, BlackRock and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of BlackRock provides investment management services for the Northrop Grumman Rabbi Trust II and certain assets within various Northrop Grumman defined benefit and defined contribution plan trusts. During 2018, the trusts paid that BlackRock subsidiary approximately $3.2 million for such services.
At the request of our Chief Executive Officer and as authorized by the Board of Directors, Wesley G. Bush has agreed to provide limited consulting service to the Company after his retirement as our Chairman in July 2019, for an initial period of five years. Consulting fees are not expected to exceed $200,000 per year.

Compensation Committee Interlocks and Insider Participation
During 2018, Ms. Brown and Messrs. Felsinger, Gordon, Krapek, Roughead and Schoewe served as members of the Compensation Committee. During 2018, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related person transaction or raise concerns of a Compensation Committee interlock.

28 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Indemnification Agreements
Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based on our review of Forms 3, 4 and 5 we have received or have filed on behalf of our executive officers and directors, and written representations from those persons that they were not required to file a Form 5, we believe that all required filings were made on a timely basis during the year ended December 31, 2018, other than a delayed filing of one day for each of Mr. Pamiljans and Ms. Purvis and a delayed filing for Ms. Kalan relating to the sale of shares indirectly held through family members.

30 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Certain Beneficial Owners
The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of December 31, 2018. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation One Lincoln Street, Boston, MA 02111	17,679,908	(1)	10.2%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	13,976,016	(2)	8.0%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	11,613,939	(3)	6.7%
T. Rowe Price Associates, Inc. 100 E. Pratt Street, Baltimore, MD 21202	11,458,250	(4)	6.6%
Capital International Investors 11100 Santa Monica Boulevard, 16th Floor, Los Angeles, CA 90025	10,452,149	(5)	6.0%

(1)
This information was provided by State Street Corporation (State Street) in a Schedule 13G filed with the SEC on February 13, 2019. According to State Street, as of December 31, 2018, State Street had shared voting power over 17,171,242 shares and shared dispositive power over 17,678,111 shares. This total includes 11,130,319 shares held as of December 31, 2018 in the Defined Contribution Plans Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and State Street Global Advisors Trust Company acts as investment manager.

(2)
This information was provided by The Vanguard Group (Vanguard) in a Schedule 13G/A filed with the SEC on February 11, 2019. According to Vanguard, as of December 31, 2018, Vanguard had sole voting power over 204,053 shares, shared voting power over 19,712 shares, sole dispositive power over 13,752,660 shares and shared dispositive power over 223,356 shares.

(3)
This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on February 6, 2019. According to BlackRock, as of December 31, 2018, BlackRock had sole voting power over 10,581,017 shares and sole dispositive power over 11,613,939 shares.

(4)
This information was provided by T. Rowe Price Associates, Inc. (T. Rowe Price) in a Schedule 13G filed with the SEC on February 14, 2019. According to T. Rowe Price, as of December 31, 2018, T. Rowe Price had sole voting power over 4,534,110 shares and sole dispositive power over 11,449,975 shares.

(5)
This information was provided by Capital International Investors (Capital International), a division of Capital Research and Management Company, in a Schedule 13G filed with the SEC on February 14, 2019. According to Capital International, as of December 31, 2018, Capital International had sole voting power over 10,347,176 shares and sole dispositive power over 10,452,149 shares.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 31

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 19, 2019 by each of our current directors, our named executive officers and all directors and executive officers as a group. As of March 19, 2019, there were 169,959,030 shares of our common stock outstanding. None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned		Share Equivalents (1)	Total
Non-Employee Directors
Marianne C. Brown	—		4,364	4,364
Donald E. Felsinger	—		35,508	35,508
Ann M. Fudge	93		2,312	2,405
Bruce S. Gordon	—		17,138	17,138
William H. Hernandez	1,000		4,418	5,418
Madeleine A. Kleiner	971		16,132	17,103
Karl J. Krapek	4,856		21,614	26,470
Gary Roughead	—		7,674	7,674
Thomas M. Schoewe	3,160		8,894	12,054
James S. Turley	—		2,855	2,855
Mark A. Welsh III	—		1,397	1,397
Named Executive Officers
Wesley G. Bush (2)	296,286	(3)	5,661	301,947
Kathy J. Warden (4)	99,732		—	99,732
Kenneth L. Bedingfield	40,005		—	40,005
Mark A. Caylor	15,879		35	15,914
Blake L. Larson	3,596		—	3,596
Other Executive Officers	159,537		15,788	175,325
All Directors and Executive Officers as a Group (27 persons)	625,115		143,790	768,905	(5)

(1)
Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director's service on the Board. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.

(2)
On January 1, 2019, Wesley G. Bush was succeeded as Chief Executive Officer by Kathy J. Warden. Mr. Bush will remain an employee of the Company and continue to serve as Chairman of the Board until his retirement on July 31, 2019.

(3)
Includes 207,161 shares held in the W.G. and N.F. Bush Family Trust, 20,036 shares held in the Bush Trust Number 4 Trust, and 19,089 shares held in the Wesley G. Bush Revocable Trust, each of which Mr. Bush and his wife serve as trustees.

(4)	Ms. Warden also serves on the Company's Board of Directors.

(5)	Total represents 0.45% of the outstanding common stock as of March 19, 2019.

32 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two equity compensation plans: the 2011 Plan and the 1993 Stock Plan for Non-Employee Directors, as amended (1993 Directors Plan). Each of these plans has been approved by our shareholders.
The following table sets forth the number of shares of our common stock to be issued upon payout of outstanding awards and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2018.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1) (#)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (3) (#)
Equity compensation plans approved by shareholders	1,723,560	N/A	5,927,560
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	1,723,560	N/A	5,927,560	(4)

(1)
This number includes 796,354 shares that were subject to outstanding stock awards granted under the 2011 Plan, 463,648 awards earned at year end but pending distribution subject to final performance adjustments, 122,674 shares subject to outstanding stock unit credited under the 2011 Plan and 1993 Directors Plan, and additional performance shares of 340,884, which reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.

(2)	There were no options outstanding as of December 31, 2018.

(3)
Of the aggregate number of shares that remained available for future issuance, 5,927,560 were available under the 2011 Plan as of December 31, 2018. No new awards may be granted under the 1993 Directors Plan.

(4)	After giving effect to our February 2019 awards, the number of shares of common stock remaining available for future issuance would be 5,412,262 (assuming maximum payout of such awards).

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 33

PROPOSAL TWO: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Consistent with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as "say-on-pay," gives our shareholders the opportunity to express their view on our 2018 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders' views, the Compensation Committee seriously considers the vote when making future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes on the compensation of our NEOs.
We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders' interests and with leading industry practice and are governed by a set of strong policies. Examples include:

•	Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;

•	A recoupment policy applicable to cash and equity incentive compensation payments;

•	Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date for equity awards; and

•	Prohibitions on hedging or pledging of Company stock.
For a more extensive list of our best practices, refer to page 37 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, the rest of this Proxy Statement and our 2018 Form 10-K, which describes our business and 2018 results in more detail.
Recommendation
The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:
"RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company's named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.

34 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis
In this CD&A, we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. We describe the material components of our executive compensation programs for our 2018 NEOs and explain how and why our Board's Compensation Committee arrived at certain specific compensation policies and decisions. We refer to certain non-GAAP (accounting principles generally accepted in the United States of America) financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP measure and why we believe these measures may be useful to investors, see "Appendix A - Use of Non-GAAP Financial Measures." The 2018 NEO compensation is provided in the Summary Compensation Table on page 53 and other compensation tables contained in this Proxy Statement.
2018 NEOs
WESLEY G. BUSH
KATHY J. WARDEN
KENNETH L. BEDINGFIELD
MARK A. CAYLOR
BLAKE E. LARSON (1)
(1) Mr. Larson was elected Corporate Vice President and President, Innovation Systems (President, Innovation Systems) effective as of June 6, 2018 (the "Merger Date"). The "Compensation Tables" of this CD&A include compensation Mr. Larson earned relative to his service as an elected officer of Northrop Grumman (i.e., from the Merger Date - December 31, 2018), except as otherwise discussed in the CD&A.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 35

COMPENSATION DISCUSSION AND ANALYSIS

CEO Transition
The Company executed a smooth transition in executive leadership, announcing in July 2018 that Kathy Warden would become our Chief Executive Officer on January 1, 2019. Ms. Warden joined Northrop Grumman in 2008, and has been in operating roles of increasing responsibility, spanning much of our technology portfolio and customer base. Ms. Warden led the Company’s cybersecurity business and the former Information Systems sector. She also led the integration of two sectors to stand up a new operating model for our Mission Systems sector, and is leading the integration of the legacy Orbital ATK business. Most recently, she was appointed Chief Operating Officer in January 2018, and the Board elected Ms. Warden to the Board of Directors on July 12, 2018. To reflect the strength of leadership already demonstrated by Ms. Warden and the Board’s confidence in the succession transition and future performance, the Board of Directors approved for Ms. Warden a one-time promotion long-term incentive grant of $5,000,000. The grant is comprised of 70% Restricted Performance Stock Rights (RPSRs) for the 2018-2020 performance period and 30% Restricted Stock Rights (RSRs).
Wesley Bush will continue to serve as Chairman until his retirement on July 31, 2019. Mr. Bush has presided as CEO since January 2010, through numerous business restructuring and business divestitures which have grown shareholder value and strategically positioned the Company for future growth and success. The Board of Directors approved continued vesting of the two long-term incentive grants, previously awarded to Mr. Bush in 2017 and 2018, and as a result, these grants will continue to vest through the applicable performance and vesting periods. These grants will have the same holding requirements as described on page 50 and the modifications extend post-employment covenants, including non-competition and non-solicitation of customers and employees, to July 31, 2022.
At the request of Ms. Warden and as authorized by the Board of Directors, Mr. Bush has agreed to provide limited consulting service to the Company after July 2019, for an initial period of five years. Consulting fees are not expected to exceed $200,000 per year.
All references to CEO compensation in this CD&A reflect Mr. Bush's compensation in connection with his service as CEO during all of 2018.

New Sector Leadership
On June 6, 2018, Northrop Grumman completed a strategic acquisition of Orbital ATK to expand capabilities and accelerate innovation in critical global security domains. The legacy Orbital ATK business became a wholly-owned subsidiary of the Company and its name was changed to Northrop Grumman Innovation Systems, Inc., which we established as a new, fourth business sector (Innovation Systems). We elected Blake Larson, previously the Chief Operating Officer of Orbital ATK, as the President of the new operating sector.
Pursuant to the Agreement and Plan of Merger dated September 17, 2017 (the "Merger Agreement"), the majority of the value of Mr. Larson's 2018 legacy Orbital ATK long-term grants was forfeited. In recognition of Mr. Larson’s proven leadership and his election as an officer of the Company, the Board approved a new, long-term incentive grant of $3,000,000 for the 2018-2020 performance period, comprised of 70% RPSRs and 30% RSRs.
Former executives of the legacy Orbital ATK company participated in change-in-control plans, the Income Security Plans (ISPs). Upon joining Northrop Grumman, Mr. Larson agreed to waive any rights to further compensation and benefits under the ISPs and the Merger Agreement retention grant. In recognition of this forfeited value, the Company provided Mr. Larson a one-time RSR award of $3,500,000. The terms of this award are reported in the Grants of Plan-Based Awards Table on page 55.

36 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Summary of Our Executive Compensation Programs
Our executive compensation philosophy is to provide a complementary set of compensation programs to our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term performance and aligned with the interests of our shareholders. The key elements of our compensation programs for our NEOs are summarized below.

	Compensation Element	Purpose	Key Characteristics

Fixed Component	Base Salary	Compensate fairly and competitively	Determined by level of responsibility, competitive market pay assessment and individual performance

	Long-Term Incentive Plan (LTIP) RSRs	Link the interests of our executive officers to shareholders and retain executive talent	30% of annual LTIP grant Three-year cliff vesting

Performance-based Component	Annual Incentive Plan (AIP)	Motivate and reward achievement of annual business objectives
Financial Metrics
1/3 Pension-adjusted Operating Margin (OM) Rate*
1/3 Pension-adjusted Cash Flow from Operations*
1/3 Pension-adjusted Net Income* Growth

Subject to downward adjustment for failure to achieve non-financial objectives

	LTIP RPSRs	Link the interests of our executive officers to shareholders, motivate and reward achievement of long-term strategic goals and retain executive talent	70% of annual LTIP grant Three-year performance period Actual shares earned are weighted 50% to relative TSR and 50% to Cumulative Free Cash Flow* (Cumulative FCF*)
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

Our Compensation Pay Practices (pages 40 - 51)
Our compensation programs incorporate best practices, including the following:

Best Practices

•  Pay for Performance
•  Above Target and Maximum Annual Incentive Payouts Only When We Outperform Our Peer Benchmarks
•  Long-Term Incentives Focused on Performance
•   Cap on Annual Bonuses and Performance-Based Long-Term Incentive Share Payouts
•   Compensation Elements Benchmarked at Market Median

•   Annual Peer Group Review
• Independent Consultant Reports Directly to Compensation Committee
•  Double Trigger Provisions for Change in Control
•    No Individual Change in Control Agreements
•   No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

• No Hedging or Pledging of Company Stock
• Dividends Paid Upon Vesting
• Recoupment Policy on Incentive Compensation Payments
•  Stock Ownership Guidelines and Stock Holding Requirements
•  Regular Risk Assessments Performed
• No Employment Contracts for CEO or other NEOs

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 37

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

2018 Performance Highlights
We continued to generate strong financial results in 2018, including higher sales, operating income, segment operating income*, net earnings, cash from operations and free cash flow*. 2018 mark-to-market (MTM)-adjusted diluted earnings per share* increased to $21.33. Our strong cash generation allowed us to invest $1.25 billion in our business and return approximately $2.1 billion to our shareholders through share repurchases and dividends.

Earnings Per Share
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

Total Shareholder Return (1) (3-Year Average)
(1) The TSR calculation is based on a 30 calendar day average from the start of the performance period through the end of the performance period.

38 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Management and the Compensation Committee believe our executive compensation programs are competitive and support achieving strong financial performance while investing for profitable growth and value creation over the long-term. A 97% shareholder majority approved last year's say-on-pay proposal, and our ongoing shareholder engagement indicates continued support for the structure and elements of our executive incentive compensation programs.

Compensation Mix and Incentive Metrics
We have a balanced pay for performance compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The following charts show performance-based compensation elements at target values.

(1) The chart above excludes the sign-on RSR award granted to Mr. Larson, as it was a one-time compensation event.
For AIP, following are the results for 2018 performance, which have been adjusted to exclude the impacts of the addition of Innovation Systems, certain Orbital ATK transaction-related expenses and certain impacts related to the Company's 2018 adoption of the MTM method of accounting for its pension and other postretirement benefit (OPB) plans as detailed in "Appendix A - Use of Non-GAAP Financial Measures":

•	Pension-adjusted OM Rate*: 11.4%

•	Pension-adjusted Cash Flow from Operations*: $3.2B

•	Pension-adjusted Net Income* Growth: $2.4B
For the LTIP, our score covering the three-year 2016-2018 performance period was weighted 70% to relative TSR and 30% to Cumulative FCF*, maintaining strong alignment to shareholder interest and increased emphasis on operational performance. The combined weighted score for the metrics generated an overall performance score of 115%.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 39

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

Compensation Philosophy and Objectives
We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.
Our goal is to lead our industry in sustainable performance, while maintaining strong, enduring values. The targets and thresholds of our AIP are based on the performance of our peers and the market. Our 2018 LTIP metrics are based on (1) TSR relative to our Performance Peer Group and the S&P Industrials and (2) Cumulative FCF*. For each plan, we selected metrics that drive shareholder value and benchmark our performance against our peers and the market. Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
• Our incentive plans are based on peer and market benchmarked performance metrics.

Leadership Retention and Succession
• Compensation is designed to be competitive within our industry and retain top talent.
• Programs are designed to motivate and reward NEOs for delivering operational and strategic performance over time.

Sustainable Performance
• Our AIP includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainable performance and shareholder value creation.

Alignment with Shareholder Interests
• Our compensation structure places an appropriate amount of compensation at risk based on annual and long-term results.
• At-risk compensation is based on financial and non-financial performance measures and relative TSR.
• A significant portion of compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns.
• Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
• Compensation program provisions and financial objectives are evaluated on an annual basis and modified in accordance with industry and business conditions.
• We seek to outperform our peers (a group of top global defense companies identified as the Performance Peer Group on page 42).
• We use a Target Industry Peer Group (identified on page 43) for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

Compensation Risk Management
•      The Compensation Committee, together with its independent compensation consultant, conducts an annual assessment of the compensation programs to determine if there are potential material risks to the Company.

• Both the Compensation Committee and its independent compensation consultant evaluate the mix of at-risk compensation linked to stock appreciation.
• The assessment is to confirm there is an appropriate balance in the executive compensation programs, practices and policies.

40 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

How We Make Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for overseeing our compensation policies, incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. In performing its duties, the Compensation Committee:

•	receives advice from an independent compensation consultant who reports directly to the Compensation Committee and is discussed further below;

•	reviews market data and other input from its independent compensation consultant;

•	reviews and approves incentive goals and objectives (CEO goals and objectives are reviewed and approved by the independent directors);

•	evaluates and approves executive benefit and perquisite programs; and

•	evaluates the competitiveness of each elected officer's total compensation package.
In addition, the Compensation Committee annually reviews and discusses with management the CD&A and provides a Compensation Committee Report for inclusion in the proxy statement.
For more information regarding the composition of the Compensation Committee and its duties and responsibilities, see "Corporate Governance – Committees of the Board of Directors – Compensation Committee."
Role of the Independent Compensation Consultant
The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the Compensation Consultant). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly participates in meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings as needed; however, the Compensation Committee and the independent directors of the Board make final decisions on the compensation actions for the NEOs. The Compensation Consultant also participates in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company.
The Compensation Consultant provides an independent review of market data and advises the Compensation Committee on the levels and structure of our executive compensation policies and procedures, including compensation matters for NEOs. The Compensation Consultant utilizes aerospace and defense industry market data and conducts an independent review of publicly available data.
The roles of the Compensation Consultant include:

•	reviewing and advising the Compensation Committee on our total compensation philosophy, peer groups and target competitive positioning;

•	identifying market trends and practices and advising the Compensation Committee on program design implications;

•
providing proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, compensation-related risk management, and any areas for program design to most appropriately support the Company's business strategy and organizational values; and

•	serving as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.
In February 2019, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company's directors or executive officers that raised a conflict of interest.
Role of Management
Our CEO makes compensation-related recommendations for elected officers to the Compensation Committee for its review and approval. The CEO's evaluation is based on each officer's compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs set by the Compensation Committee.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 41

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

The recommendations for elected officers are based on an assessment of each executive's performance, skills and industry knowledge, market compensation benchmarks, and succession and retention considerations. The Chief Human Resources Officer provides a summary of historical compensation and benefits-related data when compensation decisions are considered by the Compensation Committee to ensure compensation decisions are made within our total compensation framework.
Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

Use of Competitive Data
Performance Peer Group: Set Performance Targets and Evaluate Performance
The Compensation Committee uses the Performance Peer Group for purposes of setting performance targets and evaluating performance for our AIP and LTIP. The Performance Peer Group is comprised of the largest global defense companies by government revenues within the aerospace and defense market space. AIP goals for 2018 and goals for the LTIP grants made during 2018 that will vest in 2020 were established based on the 2018 Performance Peer Group.

2018 PERFORMANCE PEER GROUP
BAE Systems	Harris Corporation	Lockheed Martin Corporation
The Boeing Company	L3 Technologies, Inc.	Raytheon Company
Booz Allen Hamilton Holding Corporation	Leidos Holdings, Inc.	Thales Group
General Dynamics Corporation	Leonardo
Performance targets for the LTIP grants for the three-year performance period vesting in 2018 were established in 2016, based on the 2016 Performance Peer Group.

2016 PERFORMANCE PEER GROUP
BAE Systems	Harris Corporation	Lockheed Martin Corporation
The Boeing Company	L3 Technologies, Inc.	Raytheon Company
Booz Allen Hamilton Holding Corporation	Leidos Holdings, Inc.	Thales Group
General Dynamics Corporation	Leonardo
Target Industry Peer Group: Benchmark Executive Compensation Practices
The Compensation Committee benchmarks our executive compensation levels and practices against a Target Industry Peer Group of 14 companies, as well as against a subset of the Target Industry Peer Group containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the Target Industry Peer Group and the subset of direct peers used to benchmark compensation for the following year. To identify peer companies for compensation benchmarking purposes, the Compensation Consultant employed an objective criteria-based methodology where:

•	the company was identified as a peer by at least two aerospace and defense peers or proxy advisory services;

•	the company participated in the annual Aon Hewitt executive compensation study; and

•	revenues, total employees and market capitalization of the company were broadly similar to those of the Company.

42 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

While the Target Industry Peer Group is reviewed annually by the Compensation Committee with the Compensation Consultant, our goal is to keep it as consistent as reasonably possible on a year-over-year basis. The companies that comprise the 2018 Target Industry Peer Group are listed in the following table:

2018 TARGET INDUSTRY PEER GROUP
3M Company	Johnson Controls International
The Boeing Company (1)	L3 Technologies, Inc. (1)
Caterpillar, Inc.	Lockheed Martin Corporation (1)
Eaton Corporation	Raytheon Company (1)
Emerson Electric Company	Rockwell Collins, Inc.
General Dynamics Corporation (1)	Textron, Inc.
Honeywell International, Inc. (1)	United Technologies Corporation
(1) Included in the subset of six direct peers also used for compensation benchmarking
It is the Company's pay philosophy to provide the CEO a compensation package that comprises competitive elements of base salary and target variable pay relative to the Target Industry Peer Group. In 2018, the CEO's target total direct compensation approximated the median of the Target Industry Peer Group.
Another element of the Company's pay philosophy is to tie a significant portion of the CEO's pay to performance. As a result, the CEO's actual compensation may differ from this market median based on the Company's actual performance.
In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 43

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Annual Incentive Compensation
Under our shareholder-approved 2002 Incentive Compensation Plan (the Plan), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO other than the CEO. For the CEO, such percentage is approved by the independent directors of the Board.
The target incentive award (target bonus) represents a percentage of each NEO's base salary. Following the completion of the fiscal year, the target bonus is used by the Compensation Committee, together with its assessment of Company performance against pre-determined performance criteria, to determine the final bonus award amount.
2018 Annual Incentive
The 2018 target bonus for the CEO was 180% of base salary, which was unchanged from 2017. The 2018 target bonus for the COO was 120% of base salary and 100% of base salary for the CFO and other NEOs, including Mr. Larson, as the new Innovation Systems sector president. Mr. Larson’s final bonus award reflects the time he served in his role as an elected officer of Orbital ATK and of Northrop Grumman.
Final bonus awards for each NEO were determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the target bonus. The CPF can range from 0% to 200%.
Annual Incentive Formula for 2018 (1):

Base Salary	X	Target Payout %	=	Target Bonus

Target Bonus	X	CPF	=	Final Bonus Award

(1) The final bonus award for Mr. Larson was determined utilizing previously established 2018 annual incentive performance goals under the legacy Orbital ATK Executive Officer Incentive Plan (EOIP), discussed in greater detail on page 46.

Annual performance evaluations are conducted by the CEO for each NEO, other than the CEO, and reviewed with the Compensation Committee. The Compensation Committee considers this performance information as well as the comparison to market data.
The Compensation Committee approves bonus amounts for all NEOs except the CEO, whose annual bonus is recommended by the Compensation Committee to the independent members of the Board for approval. The Compensation Committee has discretion to make adjustments to the annual bonus payouts for NEOs, except the CEO, if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events, the Compensation Committee has exercised its authority to increase the final awards as necessary to preserve the intended incentives and benefits. The Compensation Committee has also adjusted payouts downward in the past, despite performance targets having been met, when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation.

44 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

2018 Annual Incentive Goals and Results
For the AIP, we use a mix of financial and non-financial metrics to measure our performance. Our AIP metrics reflect our commitment to investing for and achieving long-term profitable growth; maintaining alignment with shareholders' interests; and incentivizing top performance against our industry peers. For 2018, the Compensation Committee again selected Pension-adjusted OM Rate* and Pension-adjusted Net Income* Growth and refined the cash performance metric to Pension-adjusted Cash Flow from Operations* from the previous metric of Pension-adjusted Cash Flow from Operations Conversion*. The financial metrics are each weighted at 1/3 and are defined as follows:

•
Pension-adjusted OM Rate*: establishes high program performance expectations for the Company and is calculated as OM rate (operating margin divided by sales) before net FAS (service)/CAS pension adjustment (the difference between pension expense charged to contracts and included as cost in segment operating income* in accordance with U.S. Government Cost Accounting Standards (CAS) and the service component of pension expense determined in accordance with GAAP (FAS)).

•
Pension-adjusted Cash Flow from Operations*: recognizes the importance of converting net income into cash. The metric is calculated as cash provided by operating activities before the after-tax impact of discretionary pension contributions*. Pension-adjusted Cash Flow from Operations* enables management to make capital investment decisions that support long-term profitable growth without impacting performance-based incentive compensation.

•
Pension-adjusted Net Income* Growth: incentivizes management to achieve relative long-term profitable growth greater than a projected industry growth rate. Pension-adjusted Net Income* Growth is calculated as net income before the after-tax impact of the total net FAS/CAS pension adjustment.

In addition to these financial goals, we established non-financial goals to align our objectives with all our stakeholders. Performance against non-financial metrics can result only in a downward adjustment to the financial metric score. For 2018, we selected the following non-financial metrics:

•	Customer Satisfaction: measured in terms of customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.

•	Diversity: measured in terms of improving representation of females and people of color in all management level positions with respect to internal and external benchmarks.

•
Engagement & Inclusion: measured based on performance at or above the global high performing norm for engagement and inclusion indices and an accountability metric (as reported in a company-wide employee survey).

•
Environmental Sustainability: measured in terms of reductions in absolute greenhouse gas emissions and potable water use consumption, and improvement in solid waste diversion (i.e., waste diverted from landfill disposal).

•	Quality: measured using program-specific objectives, including defect rates, process quality, supplier quality, planning quality or other appropriate criteria for program type and phase.

•	Safety: measured by total case rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by lost work day rate associated with those injuries.
Our AIP provides for payout levels from 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the past performance of our Performance Peer Group (Pension-adjusted Net Income* Growth is based on projected market growth rates). Specific values are identified for each metric at selected points in the range between minimum and maximum and other values are determined by linear interpolation between these points. No payout is made if performance is below the minimum. Above target payout can be earned only if the Company’s performance exceeds the performance threshold noted in the table below. The maximum 200% payout is based upon top quartile past performance of the Performance Peer Group. This structure rewards superior performance by aligning above-target payouts to outperforming our peer benchmarks and provides reduced awards for below target performance.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 45

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

In determining the Company Performance Factor, both financial and non-financial performance against goals is assessed. The Company financial performance for the three metrics shown in the table below was 166%. As approved by the Compensation Committee, Company performance calculations exclude the impacts of the addition of Innovation Systems, certain Orbital ATK transaction-related expenses and certain impacts related to the Company's 2018 adoption of the MTM method of accounting for its pension and OPB plans as detailed in "Appendix A - Use of Non-GAAP Financial Measures".

Metric/Goal	Weighting	Performance to Achieve Target Payout	2018 Performance	2018 Financial Score
Pension-adjusted OM Rate*	1/3	9.9%	11.4%	67%
Pension-adjusted Cash Flow from Operations*	1/3	$3.4B	$3.2B	32%
Pension-adjusted Net Income* Growth	1/3	$1.9B	$2.4B	67%
				166%
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."
Performance against the annual non-financial metrics cannot exceed 100% and can result only in a downward adjustment to the financial performance score. The Company demonstrated strong performance in 2018 overall against the non-financial goals, and the Compensation Committee approved a non-financial score of 96.5%. In consideration of both the financial and non-financial performance, the 2018 Company Performance Factor was determined to be 160%.
Consistent with Mr. Larson’s continued leadership of the legacy Orbital ATK business in the newly established Innovation Systems sector, Mr. Larson’s 2018 final bonus award was determined based on the pre-established annual incentive goals under the Executive Officer Incentive Plan, 75% based on financial metrics and 25% based on operational objectives. For Mr. Larson, the Compensation Committee approved a performance range of 0%-200%. For 2018, the Orbital ATK financial metrics and targets consisted of Earnings before Interest and Taxes (EBIT) ($540M), Revenue ($4.8B), Free Cash Flow ($226M), equally weighted at 30% and Orders ($4.7B) weighted at 10%. The 2018 operational objectives were aimed at improving company processes and business systems, achieving certain cost reductions, and providing strong support to business group initiatives. The Compensation Committee assessed the 2018 performance and approved a score of 160%. In 2019, Mr. Larson will participate in the same AIP applicable to Northrop Grumman elected officers.
Decisions for 2018
In February 2019, the Compensation Committee recommended, and the independent members of our Board approved, a 2018 annual incentive award of $4,562,000 for Mr. Bush and a 2018 annual incentive award of $1,920,000 for Ms. Warden. As CEO, Ms. Warden recommended, and the Compensation Committee approved, the other NEOs' annual incentive awards.

Name	Target Payout % of Salary	Payout Range % of Salary	Actual Payout % of Salary	Actual Payout (1)
Wesley G. Bush	180%	0% - 360%	288%	$4,562,000
Kathy J. Warden	120%	0% - 240%	192%	$1,920,000
Kenneth L. Bedingfield	100%	0% - 200%	160%	$1,304,000
Mark A. Caylor	100%	0% - 200%	160%	$1,328,000
Blake E. Larson (2)	96%	0% - 192%	153%	$1,127,000
(1) The potential range of bonus payouts based on 2018 performance is disclosed in the Grants of Plan-Based Awards Table. Actual bonus payouts for 2018 performance are disclosed above and in the Summary Compensation Table.

(2) Mr. Larson was elected President, Innovation Systems, effective as of the Merger Date. The actual payout utilizes full-year metrics defined under the EOIP, but reflects the higher target adjusted for the time he served as an elected officer of Northrop Grumman.

46 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Long-Term Incentive Compensation
2018 Long-Term Incentive Program
In determining the amount of the individual long-term incentive award for an NEO (other than the CEO), the Compensation Committee considers an elected officer's individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO, as well as market data for the elected officer's position based on the Target Industry Peer Group analysis.
In 2018, after determining the award value for the NEOs as described above, the Compensation Committee granted awards in the form of RPSRs to ensure sustainability and achievement of business goals over time and RSRs to provide retention value. The awards were comprised of 70% RPSRs and 30% RSRs. The Compensation Committee determined this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders.
The RPSRs will vest and be distributed following the completion of the three-year performance period (commencing January 1, 2018 and ending December 31, 2020) if goals are met. The RSRs generally vest 100% after three years. Earned RPSRs and RSRs may be paid in shares, cash or a combination of shares and cash at the Compensation Committee's discretion. An executive generally must remain employed through the vesting period to earn an award. Vesting for termination due to death, disability, retirement or change in control is discussed in the "Termination Payments and Benefits" section on page 66. Dividend equivalents accrue on both RPSR and RSR awards earned and will be paid upon distribution of the RPSRs and RSRs.
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our business objectives. For the 2018 RPSR grant, the Compensation Committee determined that for the NEOs, performance metrics will continue to be relative TSR and Cumulative FCF*, equally weighted at 50%. The current metrics and weightings reflect the Company's continued emphasis on operational performance directly impacted by management decisions and behaviors, while maintaining strong alignment with shareholder interests. Based on the performance against these metrics, shares earned for 2018 RPSR grants can vary from 0% to 150% of the rights awarded.
TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over a three-year period to the Performance Peer Group (50% of relative TSR portion of award) and to the S&P Industrials (50% of relative TSR portion of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the 30 calendar days immediately prior to the start of the performance period and the last 30 calendar days of the performance period. The maximum relative TSR payout is capped at 100% of target shares if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score.
Cumulative FCF* focuses on cash generation after capital investments and is calculated as the aggregate free cash flow before the after-tax impact of total pension funding* over a three-year period. Free cash flow* includes funds available to create shareholder value after investing in the business through capital expenditures.
Recently Completed RPSR Performance Period (2016 – 2018)
In February 2016, when granting RPSRs to NEOs who were elected officers at the time of the grant, the Compensation Committee selected relative TSR weighted at 70% and Cumulative FCF* weighted at 30% as the performance metrics for the awards and established the performance criteria for the awards as set forth in the table below.

		Performance Required to Score
Metric/Goal	Weighting	0%	100%	150%	2018 Actual Performance	2018 Score
Relative TSR - 2016 Performance Peer Group	35%	25th	50th	80th	45th	29%
Relative TSR - S&P Industrials	35%	25th	50th	80th	64th	43%
Cumulative FCF*	30%	$4.8B	$5.5B	$6.2B	$6.1B	43%
RPSR Performance Factor						115%

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 47

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

In February 2019, the Compensation Committee reviewed performance for the January 1, 2016 to December 31, 2018 RPSR performance period. The combined weighted score for the metrics generated an overall performance score of 115% (excluding the impact of Innovation Systems as detailed in "Appendix A - Use of Non-GAAP Financial Measures").
In February 2019, the NEOs received payouts in stock with respect to the outstanding RPSR awards that were granted in February 2016 for the three-year performance period ending December 31, 2018 (as described further in footnote 3 to the Outstanding Equity Awards Table on page 56).

Other Benefits
This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.
Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table, on pages 58 and 63, respectively.
The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). The nonqualified supplemental defined benefit plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.
Retiree Medical Arrangement
The Special Officer Retiree Medical Plan (SORMP) was closed to new participants in 2007 and the life insurance benefit was removed in 2018. Participants in the SORMP are entitled to retiree medical benefits pursuant to the terms of the Plan. Mr. Bush is eligible for SORMP benefits due to his date of hire and years of service as an executive. The other NEOs became elected officers after the SORMP was closed to new participants and are not eligible for SORMP benefits. The estimated cost of the SORMP benefit reflected in the Termination Payment Table is the present value of the estimated cost to provide future benefits using actuarial calculations and assumptions.
Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. The Compensation Committee believes these perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2018 are detailed in the Summary Compensation Table on page 53.
Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board consider security risks faced by those in our industry in general and security risks specific to our Company and its individuals. Based on security threat information obtained and an ongoing dialogue with law enforcement officials, the Board has required that Mr. Bush and other NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals if they were not excludable from income as working condition fringe benefits under Section 132 of the Internal Revenue Code.
The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.

48 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

We regularly review the nature of the security threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate.
In September 2018, the Board of Directors approved security protection for Ms. Warden as the incoming CEO, at the same level that such security protection is currently provided to the CEO, effective immediately.
Severance Benefits
We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to our NEOs who qualify and are approved to receive such benefits. Mr. Bush is not eligible to participate in the Severance Plan. The purpose of the Severance Plan is to help bridge the gap in an executive's income and health coverage during a period of unemployment following termination, and to ensure certain benefits for the Company.
We do not maintain any change in control severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Upon a "qualifying termination" (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release and agrees to certain restrictions, he or she may receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus for the year of termination, (iii) continued medical and dental coverage for the eighteen-month severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped at $18,500 for the year of termination and $18,500 for the year following termination.
A "qualifying termination" includes one of the following:

•	involuntary termination, other than for cause or mandatory retirement; or

•	election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).
Change in Control Benefits
We do not maintain separate change in control programs or agreements. The only change in control benefits available to the NEOs are those described in the terms and conditions of the grants under the 2011 Long-Term Incentive Stock Plan (2011 Plan).

Policies and Procedures
Stock Ownership Guidelines
We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that NEOs own Company stock with a value denominated as a multiple of their annual salaries, which can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman and Chief Executive Officer	7x base salary
Other NEOs	3x base salary
Shares that satisfy the stock ownership guidelines include:

•	Company stock owned outright;

•	unvested RSRs; and

•	the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2018, all NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2019.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 49

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Stock Holding Requirements
We have a holding period requirement for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RPSR distributions and RSR vestings. These restrictions generally continue following termination and retirement; however, shares acquired from RPSR distributions following termination or retirement occurring more than one year after separation from the Company are not subject to the holding requirement.
Anti-Hedging and Pledging Policy
Company policy prohibits our NEOs and other elected officers from hedging, entering into margin transactions involving Company stock, and pledging Company securities as collateral for loans or other transactions.
Recoupment Policy
The Company's recoupment policy provides that:

•
the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

•
the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report such misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and

•	the CEO has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.
The Company’s recoupment policy applies to a three-year look back of performance-based short- or long-term, cash or equity incentive payments. It provides for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements.
Risk Management
The Compensation Committee annually reviews our compensation program and together with the independent compensation consultant assesses potential compensation-related risks to the Company. Based on this assessment for 2018, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation program. This determination reflects the following conclusions from the detailed risk assessment:

•
there is appropriate balance to mitigate compensation-related risk in the executive compensation program's design between fixed and variable pay, cash and stock components, short- and long-term measures, financial and non-financial measures, and formulaic and discretionary decisions;

•
there are appropriate policies in place to mitigate compensation-related risk, including the Compensation Committee's and its advisor's independence, transparent disclosure, officer stock ownership guidelines and holding period requirements, and hedging and recoupment policies; and

•	there are no incentive or commission arrangements below the executive level that potentially encourage excessive risk-taking behavior.
Grant Date for Equity Awards
Annual grant cycles for equity awards occur in February at the same time salary increases and annual incentive targets are determined. This timing allows the Compensation Committee to make decisions on each of these compensation components at the same time, utilizing a total compensation philosophy. The Compensation Committee reviews and approves annual long-term incentive grants during its scheduled meeting, which occurs following announcement of our year-end financial results. Equity grants may also be granted on an interim basis throughout the year for special situations, such as new executive hires, promotions or retention.
Tax Deductibility of Pay
Under prior law, Section 162(m) of the Internal Revenue Code generally limited the annual tax deduction to $1 million per person for compensation paid to the Company's CEO and the next three highest-paid NEOs, other than the Chief Financial Officer (collectively, covered employees). Certain compensation, including qualified performance-based compensation, was not subject to the deduction limit if certain requirements were met.
The 2017 Tax Act enacted on December 22, 2017, modified Section 162(m). The 2017 Tax Act expanded the definition of covered employees to include the Company's Chief Financial Officer and any employee who was a covered employee for any taxable year

50 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

beginning after December 31, 2016. The 2017 Tax Act also repealed the performance-based compensation exception to the deduction limit. These amendments, effective January 1, 2018, do not apply to compensation paid pursuant to a written binding contract in effect on November 2, 2017, that was not materially modified after such date.
Say-on-Pay
Our shareholders are asked annually to approve, on an advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. The Compensation Committee annually reviews and discusses the results of the say-on-pay vote. In 2018, our executive compensation programs continued to receive strong support from shareholders with 97% approval at our 2018 Annual Meeting of Shareholders. Based on its review and feedback from shareholder engagement, the Compensation Committee determined that our programs are effective and aligned with shareholder interests, and no substantive changes were required.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 51

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the CD&A with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement. The Board has approved the recommendation.
COMPENSATION COMMITTEE
THOMAS M. SCHOEWE, CHAIRPERSON
MARIANNE C. BROWN
DONALD E. FELSINGER
BRUCE S. GORDON
KARL J. KRAPEK
GARY ROUGHEAD

52 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

2018 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)
Wesley G. Bush	2018	1,578,039	16,924,462	4,562,000	—	1,120,758	24,185,259
Chairman and Chief Executive Officer	2017	1,548,577	9,999,969	3,662,000	2,733,390	925,121	18,869,057
	2016	1,530,000	10,000,072	4,406,400	3,036,744	868,625	19,841,841
Kathy J. Warden	2018	963,462	9,999,869	1,920,000	—	458,976	13,342,307
President and Chief Operating Officer	2017	807,116	3,499,993	1,061,000	388,015	206,548	5,962,672
	2016	772,500	3,499,856	1,272,000	200,220	165,596	5,910,172
Kenneth L. Bedingfield	2018	811,154	3,500,008	1,304,000	—	302,268	5,917,430
Corporate Vice President and Chief Financial Officer	2017	790,192	3,250,106	1,041,000	—	351,426	5,432,724
	2016	756,539	2,999,980	1,232,000	—	314,724	5,303,243
Mark A. Caylor (6)	2018	790,577	3,900,096	1,328,000	—	127,017	6,145,690
Corporate Vice President and President, Mission Systems

Blake E. Larson (6)	2018	426,216	6,499,923	1,127,000	5,297	35,717	8,094,153
Corporate Vice President and President, Innovation Systems

(1)
Includes amounts deferred under qualified savings and nonqualified deferred compensation plans. Amounts shown for Mr. Larson include salary earned since the Merger Date and payments for vacation days sold under the Orbital ATK vacation buy/sell benefit program ($7,489).

(2)
Represents the grant date aggregate fair value of RPSRs and RSRs granted during the periods presented. The 2018 value shown for Mr. Bush includes the value of his annual grant issued in February 2018 of $10,000,294 and the incremental amount that must be recognized in accordance with accounting standards for the modification to the 2017 and 2018 long-term incentive grants. The modification recognized Mr. Bush’s significant business contributions and continuing role with the Company as Chairman as well as the extension of the post-employment covenants. The fair value of awards was computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Assumptions used in the calculation of these amounts are disclosed in Note 14 of the Company's 2018 Form 10-K. The maximum grant date fair values of the 2018 RPSRs are as follows, noting the grants assume a 150% maximum payout:

Name	Maximum Grant Date Fair Value ($)
Mr. Bush (a)	14,487,375
Ms. Warden	10,499,979
Mr. Bedingfield	3,675,207
Mr. Caylor	3,675,207
Mr. Larson	3,150,074
(a) Includes the modification to the 2018 RPSR. For additional details refer to the Grants of Plan-Based Awards Table on page 55.

(3)
These amounts were paid based on the CPF and the NEO’s target bonus, with the exception of Mr. Larson whose payout was based on EOIP performance metrics and prorated target bonus. Includes amounts deferred under the qualified savings and nonqualified deferred compensation plans.

(4)
These amounts relate solely to the increased present value of the NEO's pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table on page 58). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and pay (salary and bonus).The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 53

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

In 2018, the aggregate change in actuarial present value of pension benefits is a negative amount for Mr. Bush (-$2,645,152), Ms. Warden (-$25,448) and Mr. Caylor (-$32,265) due primarily to increased interest rates. In accordance with SEC rules, the negative amounts are reported as $0 in the above table.
Mr. Bedingfield was hired after the Company's defined benefit pension plans were closed to new entrants, and as a result he does not participate in any defined benefit pension plans.
Mr. Larson is a participant in the Orbital ATK Pension and Retirement Plan and Defined Benefit Supplemental Executive Retirement Plan. In 2018, the aggregate change in actuarial present value of his pension benefit is due to an increase in interest rates, benefits and age.
There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table on page 63).

(5)
Amounts include, as applicable, (a) the value of perquisites and personal benefits, (b) basic life insurance premiums, (c) matching contributions through the Northrop Grumman Foundation made to eligible educational institutions and to non-profit organizations under a Company program, and (d) Company contributions to defined contribution and deferred compensation plans. Where the value of the items reported in a particular category for an NEO exceeded $10,000 in 2018 (other than perquisites and personal benefits, which are subject to different thresholds as described below), those items are identified and quantified below.

Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs are as follows: security, travel-related perquisites (including use of Company aircraft or ground transportation services for personal travel and incidental expenses for family members if accompanying the NEO while on business travel), financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO's behalf, executive physicals and other nominal perquisites or personal benefits. We determine the incremental cost for perquisites and personal benefits based on costs or charges incurred by the Company for the benefits.
As discussed in "Key Components of Our Programs - Security Arrangements," the Company provides NEOs with certain residential and travel security protection due to the nature of our business and security threat information. The amounts reflected in the "All Other Compensation" column include expenses for certain residential and travel security that we treat as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included.
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2018, except for the following: (i) costs attributable to security protection for Mr. Bush ($654,674), which includes personal travel on Company aircraft consistent with the Company's security program ($418,746); (ii) costs attributable to security protection for Ms. Warden ($252,625), which includes personal travel on Company aircraft consistent with the Company's security program ($68,963); and (iii) costs attributable to security protection for Mr. Bedingfield ($49,603). The amount of the Company's security costs for Mr. Bush has been reduced by $82,578, which reflects the portion of the security perquisite that Mr. Bush voluntarily reimbursed to the Company for himself and his family related to personal travel on the corporate aircraft ($76,619) and other security related costs ($5,959).
Contributions to Plans - In 2018, we made the following Company contributions to the defined contribution and deferred compensation plans:

Name	Company Contributions ($)
Mr. Bush	419,203
Ms. Warden	161,957
Mr. Bedingfield	222,259
Mr. Caylor	75,383
Mr. Larson (a)	16,749
(a) Amounts represent Company contributions from the Merger Date.

(6)	Mr. Caylor and Mr. Larson were not NEOs for 2017 and 2016; therefore, data for these years is not reflected.

54 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS TABLE

2018 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock Awards (4) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wesley G. Bush	Incentive Plan		—	2,851,200	5,702,400
	RPSR	2/13/2018				—	19,888	29,832		7,000,145
	RSR	2/13/2018							9,033	3,000,149
	RPSR (5)	9/19/2018				—	13,681	20,522		4,807,271
	RSR (5)	9/19/2018							6,976	2,116,897
Kathy J. Warden	Incentive Plan		—	1,200,000	2,400,000
	RPSR	2/13/2018				—	9,944	14,916		3,500,072
	RSR	2/13/2018							4,516	1,499,909
	RPSR	9/19/2018				—	13,016	19,524		3,499,914
	RSR	9/19/2018							4,943	1,499,974
Kenneth L. Bedingfield	Incentive Plan		—	815,000	1,630,000
	RPSR	2/13/2018				—	6,961	10,442		2,450,138
	RSR	2/13/2018							3,161	1,049,870
Mark A. Caylor	Incentive Plan		—	830,000	1,660,000
	RPSR	2/13/2018				—	6,961	10,442		2,450,138
	RSR	2/13/2018							3,161	1,049,870
	RSR (6)	12/4/2018							1,655	400,088
Blake E. Larson	Incentive Plan		—	704,423	1,408,846
	RPSR	6/13/2018				—	6,642	9,963		2,100,049
	RSR	6/13/2018							2,831	899,938
	RSR (7)	6/13/2018							11,010	3,499,936

(1)
Represents the potential range of payouts under the Company's AIP, except for Mr. Larson whose range reflects the potential payout under the EOIP. Actual payouts are shown in the Summary Compensation Table column entitled "Non-Equity Incentive Plan Compensation" on page 53.

(2)	These amounts relate to RPSRs granted in 2018 under the 2011 Plan. For additional details on our RPSRs, refer to "Key Components of Our Programs - Long-Term Incentive Compensation" on page 47.

(3)	These amounts relate to RSRs granted in 2018 under the 2011 Plan. For additional details on our RSRs, refer to "Key Components of Our Programs - Long-Term Incentive Compensation" on page 47.

(4)	The fair value of awards was computed in accordance with FASB ASC Topic 718.

(5)
These amounts relate to the modification of RPSRs and RSRs that were granted in 2017 and 2018 to provide for vesting following retirement, subject to compliance with post-employment covenants and other requirements. In accordance with SEC rules, these are reported in the table as new grants of the awards. The grant date fair value reported reflects the incremental fair value of the modified award as of the modification date.

(6)
In recognition of Mr. Caylor's increased responsibilities as Corporate Vice President and President, Mission Systems, Mr. Caylor was granted a one-time RSR award, which will vest three years from the date of grant. Mr. Caylor must remain employed through the vesting period to earn the award, although full vesting will result if his employment terminates earlier due to death, disability or a change in control qualifying termination.

(7)
In recognition of the value forfeited by waiving any rights to further compensation and benefits under the legacy Orbital ATK Income Security Plans and the Merger Agreement retention grant, Mr. Larson was granted a sign-on RSR award in June 2018. Half of the RSR award vested on December 31, 2018 and the other half will vest on December 31, 2019. Mr. Larson must remain employed through the vesting period to earn the award, although full vesting will result if his employment terminates earlier due to death, disability, involuntary termination other than for cause or a change in control qualifying termination.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 55

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2018 Fiscal Year End

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (1) (#)	Market Value of Shares or Units of Stock that Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (2) ($)
Wesley G. Bush	2/13/2018	9,033	2,212,182	19,888	4,870,571
	2/17/2017	12,756	3,123,944	30,504	7,470,430
	2/17/2016	16,478	4,035,462	36,316	8,893,788
Kathy J. Warden	9/19/2018	4,943	1,210,541	13,016	3,187,618
	2/13/2018	4,516	1,105,968	9,944	2,435,286
	2/17/2017	4,465	1,093,479	10,676	2,614,552
	2/17/2016	5,767	1,412,338	12,710	3,112,679
Kenneth L. Bedingfield	2/13/2018	3,161	774,129	6,961	1,704,749
	2/17/2017	4,146	1,015,355	9,914	2,427,939
	2/17/2016	4,943	1,210,541	10,895	2,668,186
Mark A. Caylor	12/4/2018	1,655	405,310	—	—
	2/13/2018	3,161	774,129	6,961	1,704,749
	2/17/2017	3,189	780,986	7,626	1,867,607
	2/17/2016	4,120	1,008,988	9,079	2,223,447
Blake E. Larson	6/13/2018	8,336	2,041,486	6,642	1,626,626

(1)
Outstanding RSRs generally vest three years from date of grant. Mr. Larson's June 13, 2018 RSR grants are comprised of an annual grant (2,831 shares) and a sign-on grant (11,010 shares). Half of Mr. Larson's 2018 sign-on grant vested on December 31, 2018 and the other half will vest on December 31, 2019.

(2)	The value listed is based on the closing price of the Company's stock of $244.90 on December 31, 2018, the last trading day of the year.

(3)
Outstanding RPSRs granted in 2018, 2017 and 2016 generally vest based on performance for the three-year performance period ending on December 31, 2020, 2019 and 2018, respectively. All RPSR grants are subject to the Compensation Committee's approval of the performance-based earnout percentage applicable to the grant following the end of the performance period. Amounts presented assume target level performance. The 2016 RPSRs were distributed in February 2019 upon the Compensation Committee's approval. The actual number of shares distributed to the NEOs in February 2019 as a result of the vesting RPSRs was as follows:

Name	Actual Shares Distributed (#)
Mr. Bush	41,763
Ms. Warden	14,617
Mr. Bedingfield	12,529
Mr. Caylor	10,441

56 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | STOCK VESTED TABLE

2018 Stock Vested

	Stock Awards (1) (2)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley G. Bush	78,466	27,059,129
Kathy J. Warden	24,893	8,588,938
Kenneth L. Bedingfield	23,338	8,052,238
Mark A. Caylor	13,614	4,697,123
Blake E. Larson	5,505	1,348,175

(1)	Number of shares and amounts reflected in the table are reported on an aggregate basis and do not reflect shares sold or withheld to pay withholding taxes.

(2)
Consists of RPSRs granted in 2015 and RSRs granted in 2015 and 2018. The 2015 RPSRs vested based on the three-year performance period which ended on December 31, 2017 and were distributed in February 2018. The 2015 RSRs vested three years from the date of grant. Half of Mr. Larson's 2018 sign-on RSR grant vested on December 31, 2018 and was distributed in January 2019.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 57

COMPENSATION TABLES | PENSION BENEFITS

2018 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO's accumulated benefits as of December 31, 2018, calculated pursuant to SEC specifications for this table. Our policy generally limits an executive's total benefit under these plans to be no more than 60% of final average pay. Mr. Bush has voluntarily elected to limit his OSERP benefit to no more than 50% of final average pay.

Name (1)	Plan Name	Number of Years Credited Service (2) (#)	Present Value of Accumulated Benefit (3) ($)	Payments During Last Fiscal Year ($)
Wesley G. Bush	Pension Plan	16.00	808,518	—
	S&MS Pension Plan	15.67	701,314	—
	ERISA 2	16.00	14,662,902	—
	SRIP	15.67	13,314,297	—
	OSERP	27.67	7,152,879	—
Kathy J. Warden	OSERP II	10.33	1,428,136	—
Mark A. Caylor	S&MS Pension Plan	16.50	537,181	—
	SRIP	16.50	1,102,868	—
	OSERP	12.50	896,172	—
Blake E. Larson	OATK P&R Plan	37.50	691,978	—
	OATK DB SERP	37.50	2,831,663	—

(1)	Mr. Bedingfield was hired after the Company's defined benefit pension plans were closed to new entrants, and as a result he does not participate in any defined benefit pension plans.

(2)
Credited service under OSERP for Mr. Bush and Mr. Caylor is less than actual service because credited service under this plan stopped as of December 31, 2014. In addition, Mr. Bush's credited service under his other plans is less because of his transfers among those plans due to Company acquisitions. Each NEO's actual service is as follows: Mr. Bush: 31.67; Ms. Warden: 10.33; Mr. Caylor: 16.5; Mr. Larson: 37.5.

(3)	Amounts are calculated using the following assumptions:

•	The NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;

•	The form of payment is a single life annuity except for Mr. Larson whose OATK DB SERP benefit is paid as a lump sum; and

•
The discount rate is 4.30% for the Pension Plan, 4.33% for the S&MS Pension Plan and 4.31% for all other plans. The mortality tables are the RP-2014 annuitant mortality tables adjusted for actual experience and projected generationally with an adjusted version of Scale MP-2018 for the OATK P&R Plan and RP-2006 annuitant mortality tables projected generationally with an adjusted version of Scale MP-2018 for all other plans except the OATK DB SERP which uses no mortality. These are the same assumptions used for the valuation of benefits in the Company's financial statements.

58 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

Pension Plans and Descriptions
Most of the pension plans were closed to new hires in 2008. Prior to that time, the Company consolidated the pension plan provisions from diverse Heritage Formulas to a Cash Balance Formula. Over time, the Company also transitioned officers, including NEOs, from SERPs to a deferred compensation plan, called the Officers Retirement Account Contribution Plan. In addition, all final average pay formulas were frozen as of December 31, 2014.
Due to the acquisition of Orbital ATK and the inclusion of Mr. Larson as an NEO, this summary includes information relating to the Orbital ATK plans in which Mr. Larson participates. These plans were closed to new hires in 2006. They also transitioned to a Cash Balance Formula and the portion of Mr. Larson's benefit that is based on a final average pay formula was frozen on June 30, 2013.
The pension plans in which NEOs participate are listed below in alphabetical order.

•	ERISA 2 is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan due to certain Internal Revenue Code limits.

•
OATK DB SERP is the Orbital ATK Defined Benefit Supplemental Executive Retirement Plan. This plan provides a supplement pension benefit for certain heritage Orbital ATK executives. In addition, the plan makes participants whole for benefits they lose under the Orbital ATK P&R Plan due to certain Internal Revenue Code limits.

•	OATK P&R Plan is the Orbital ATK Pension and Retirement Plan. This is a tax qualified pension plan covering a broad base of heritage Orbital ATK employees.

•	OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.

•	OSERP II is the Officers Supplemental Executive Retirement Program II. This plan provides a pension benefit for certain Company officers.

•	Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.

•	S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan (former TRW plan). This is a tax qualified pension plan covering a broad base of Company employees.

•
SRIP is the Northrop Grumman Supplementary Retirement Income Plan (former TRW plan). This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.

Pension Plan, S&MS Pension Plan and OATK P&R Plan (Tax Qualified Plans)
Due to acquisitions, the Company acquired various pension plans with different types of pension formulas (Heritage Formulas). These are described in detail in the Heritage Formulas table that follows. Prior to 2005, the Company transitioned the various Heritage Formulas in these plans to a Cash Balance Formula. The Cash Balance Formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formula section below). Except as provided below, the final benefit from each plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
The OATK P&R Plan also transitioned to a Cash Balance Formula, details of which are noted below and in the Cash Balance Formulas section.
The following explains the formulas applicable to each NEO:

•
Mr. Bush receives a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Retirement Plan, a subplan of the Pension Plan (NGR Subplan). He receives a separate benefit under a Heritage Formula in the S&MS Pension Plan due to his TRW-related service. He ceased to be eligible for future service growth under this plan and the SRIP when he began participating in the NGR Subplan.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 59

COMPENSATION TABLES | PENSION BENEFITS

•	Mr. Caylor receives a benefit under a Heritage Formula and a Cash Balance Formula in the S&MS Pension Plan.

•
Mr. Larson does not have a Heritage Formula benefit. He receives benefits from two distinct Cash Balance Formulas: the Old Cash Balance Formula which includes pay-based credits from April 1, 1992 through June 30, 2013 and the New Cash Balance Formula from July 1, 2013. The value of his benefit accrued prior to April 1, 1992 was converted to an opening balance in the Old Cash Balance Formula.

Heritage Formulas
The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	NGR Subplan	S&MS Pension Plan
Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre- January 1, 2005 service
Final Average Pay (1)	Average of highest 3 years of Eligible Pay	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus	Salary plus bonus
Normal Retirement	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60 (age 62 for participants hired after 1999)
(1) Final average pay was frozen for the NGR Subplan and the S&MS Pension Plan as of December 31, 2014.

Cash Balance Formulas
The Cash Balance Formula in the Pension Plan and the S&MS Pension Plan is a hypothetical account balance consisting of pay credits plus interest. It has the following features:

•
Pay credits are a percentage of pay that vary based on an employee's "points" (age plus service) and are credited monthly. The range of percentages applicable to the NEOs on December 31, 2018 was 5.5% – 9.0%.

•	Interest is credited at the 30-year U.S. Treasury bond rate. The December 31, 2018 interest credit rate was 3.04%.

•	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

•	Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
The OATK P&R Plan Cash Balance Formulas are also hypothetical account balances consisting of pay credits plus interest. The features of the Old and New Cash Balance Formulas are as follows:
Old Cash Balance Formula (pay credits ceased on June 30, 2013)

•
Pay credits are a percentage of pay that vary based on an employee's service. Due to Mr. Larson's service of more than 25 years at June 30, 2013, he was receiving 8.5% of pensionable earnings and an additional 5.5% of earnings in excess of the Social Security Wage Base at that time.

•
Interest is credited at one-twelfth of the average of the one-year Treasury Constant Maturities during the 12 months ending September 30 of the prior calendar year. The minimum annual interest crediting rate is 3.06%. After June 30, 2013, interest credits continue to apply to this benefit. The post-2018 interest credit rate is assumed to be 3.50% (this is consistent with the valuation of the Old Cash Balance benefit in the Company's financial statements).

•	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

•	Eligibility for early retirement occurs at age 55 with five years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).

60 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

New Cash Balance Formula (pay credits commenced on July 1, 2013)

•
Pay credits are a percentage of pay that vary based on an employee's age plus service and are credited annually at the end of each calendar year or earlier termination. The percentage applicable to Mr. Larson as of December 31, 2018 is 4.0%.

•	Interest is credited at the end of each year at 4.0%. Interest is prorated for commencements during the calendar year.

•	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

•	After termination of employment, a participant's New Cash Balance benefit may be distributed immediately, regardless of age, in a variety of actuarially equivalent monthly annuities or as a lump sum.

ERISA 2, SRIP and OATK DB SERP (Nonqualified Restoration Plans)
ERISA 2, SRIP and a portion of OATK DB SERP are nonqualified plans that restore benefits provided for under the Pension Plan, S&MS Pension Plan and OATK P&R Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.

OSERP, OSERP II and OATK DB SERP (Nonqualified Supplemental Executive Retirement Plans)
These plans provide supplemental pension benefits. They were closed to new hires on or before 2009. In addition, final average pay and associated service under these plans were frozen as of December 31, 2014 or earlier, as noted below.
The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	OSERP and OSERP II (1)	OATK DB SERP (2)
Benefit Formula	Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45
Service times the sum of 11% of Final Average Pay in excess of one-half of the Social Security Wage Base and 5.5% of one-half of the Social Security Wage Base; interest at 4% per annum is applied from July 1, 2013 through commencement

Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 60 months of Eligible Pay; both Final Average Pay and the Social Security Wage Base were frozen at June 30, 2013
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	N/A
Reductions From Other Plans	Reduced by any other Company pension benefits	Reduced by Old Cash Balance benefit from the OATK P&R Plan

(1)	Ms. Warden participates in OSERP II, which mirrors the benefits provided under the Cash Balance Formula, ERISA 2 and OSERP provisions described above.

(2)
Mr. Larson participates in the OATK DB SERP which provides the greater of the Final Average Pay benefit noted above and the Old Cash Balance benefit based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17) limits. In addition, the OATK DB SERP pays a benefit equal the New Cash Balance formula based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17) limits.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 61

COMPENSATION TABLES | PENSION BENEFITS

Information on Executives Eligible for Early Retirement
The following NEOs were eligible for early retirement as of December 31, 2018 (timing below excludes delays imposed by Internal Revenue Code section 409A):

•
If Mr. Bush had retired on December 31, 2018, he would have been eligible to receive an estimated total annual pension benefit of $2,466,855 (commencing January 1, 2019) plus a supplemental benefit payable from retirement to age 62 of $5,687.

•
If Mr. Larson had retired on December 31, 2018, he would have been eligible to receive an estimated annual pension from the OATK P&R Plan of $51,064 (commencing January 1, 2019) and a lump sum from the OATK SERP of $2,865,214.

62 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION TABLE

2018 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Wesley G. Bush	Deferred Compensation	—	—	(185,883)	—	2,930,900
	Savings Excess	397,203	198,601	92,290	—	11,244,464
	ORAC	—	209,601	19,591	—	955,413
Kathy J. Warden	Savings Excess	139,957	69,979	(101,974)	—	1,380,453
	ORAC	—	80,978	(28,265)	—	314,359
Kenneth L. Bedingfield	Savings Excess	236,573	126,172	(66,625)	—	1,285,188
	ORAC	—	74,086	(20,322)	—	389,414
Mark A. Caylor	Savings Excess	—	—	(7,544)	—	141,797
	ORAC	—	64,383	(12,171)	—	234,090
Blake E. Larson (5)	OATK NQ Def Comp	—	—	(32,846)	—	876,135
	OATK DC SERP	—	—	(12,372)	—	182,415
	ORAC	—	16,749	(1,493)	—	15,256

(1)	NEO contributions in this column are also included in the 2018 Summary Compensation Table on page 53, under the columns entitled "Salary" and "Non-Equity Incentive Plan Compensation."

(2)	Company contributions in this column are included in the 2018 Summary Compensation Table, under the column entitled "All Other Compensation."

(3)	Aggregate earnings in the last fiscal year are not included in the 2018 Summary Compensation Table because they are not above market or preferential.

(4)
NEO and Company contributions in this column may include balances for merged plans. Employee contributions by Mr. Bush, Ms. Warden and Mr. Bedingfield for the years ended December 31, 2018, 2017 and 2016, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

Name	Employee Contributions ($)
Wesley G. Bush	1,217,585
Kathy J. Warden	390,406
Kenneth L. Bedingfield	483,271
Employee contributions by Mr. Caylor for the year ended December 31, 2018 are presented in the table above. Because Mr. Caylor was not an NEO for the years ended December 31, 2017 and 2016, employee contribution data for these years is not presented.

(5)	Amounts for Mr. Larson represent activity since the Merger Date.

Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below, in alphabetical order:

•
Deferred Compensation Plan is the Northrop Grumman Deferred Compensation Plan. In 2010, this plan was closed to new hires and existing participants ceased to be able to make contributions. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.

•
OATK DC SERP is the Orbital ATK Nonqualified Defined Contribution Supplemental Executive Retirement Plan. This plan provides contribution credits on behalf of certain heritage Orbital ATK executives, including Mr. Larson. Mr. Larson is eligible for an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit, assuming he has made the maximum allowable before-tax or Roth 401(k) contributions to the 401(k) Plan for the calendar year.

•
OATK NQ Def Comp is the Orbital ATK Deferred Compensation Plan. The plan allows eligible employees, including Mr. Larson, to defer up to 70% of salary and 100% of cash or equity incentive compensation. The Company may credit to participants' accounts under the plan certain additional amounts relating to matching contributions foregone under the 401(k) Plan due to compensation limits in that plan. The Company may also make additional discretionary contributions to participants' accounts.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 63

COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION TABLE

•
Officers Retirement Account Contribution Plan (ORAC) is the Northrop Grumman Officers Retirement Account Contribution Plan. This plan allows eligible executives, including NEOs, to receive a Company contribution of 4% of base salary and bonus.

•
Savings Excess Plan (SEP) is the Northrop Grumman Savings Excess Plan. This plan allows eligible employees, including the NEOs, to (i) defer up to 50% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4% on a maximum of 8% of pay and (ii) receive RAC contributions beyond the compensation limits in the qualified plans.

64 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

CEO PAY RATIO

2018 CEO Pay Ratio
Consistent with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K (the pay ratio rule), we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer (CEO), Mr. Bush, as of our fiscal year-end December 31, 2018. We believe the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In June 2018, we acquired Orbital ATK. The approximately 15,000 Orbital ATK employees are not included in our pay ratio for 2018, as permitted by SEC rules. Excluding the acquisition, there were no significant changes to our global employee population and, our compensation plans remained consistent with the prior year. As such, we do not reasonably believe there have been changes that would result in a significant change to our pay ratio disclosure and, accordingly, are using the same median employee to calculate this year's pay ratio.
We calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation was calculated in the Summary Compensation Table on page 53. The median employee’s annual total compensation was $105,191, which includes other forms of compensation such as financial and wellness benefits. The CEO’s annual total compensation was $24,185,259, as reported in the “Total” column of the Summary Compensation Table. Based on this information, for 2018 the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 230 : 1.
Because the CEO pay ratio is intended to provide greater transparency to annual CEO pay and how it compares to the pay of the median employee, we are providing a supplemental ratio that excludes the one-time modification of Mr. Bush's 2017 and 2018 long-term incentive awards from his total annual compensation. The resulting 2018 supplemental ratio was 164 : 1, which we believe allows for better comparability to the prior year.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 65

TERMINATION PAYMENTS AND BENEFITS

Terms of Equity Awards
The terms of equity awards granted to the NEOs under the 2011 Plan provide for accelerated vesting if an NEO's employment terminates for certain reasons.
Generally for RPSRs, vesting of a prorated portion of each award occurs from termination due to early retirement, death or disability, and full vesting occurs upon normal retirement (mandatory at age 65), all subject to the Compensation Committee's approval of the earnout percentage based on the RPSR performance metrics for the three-year performance period.
Generally for RSRs, vesting of a prorated portion of each award occurs from termination due to early retirement, and full vesting occurs upon normal retirement (mandatory at age 65), death or disability.

Possible Accelerated Equity Vesting Due to Change in Control
The terms of equity awards to the NEOs under the 2011 Plan provide for possible accelerated vesting of RPSRs and RSRs when the Company is involved in certain types of change in control events, which are more fully described in the 2011 Plan (e.g., certain business combinations after which the Company is not the surviving entity and the surviving entity does not assume the awards). Possible acceleration would occur with respect to RPSRs and RSRs in certain change in control events that result in a termination of the NEO (other than for cause) within the specified period (double trigger). The acceleration of awards requires this double trigger, unless an acquiring company fails to assume the awards. The award terms provide that acceleration will not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.
In cases where acceleration would occur under these limited change in control provisions, distributions for RPSRs and RSRs would be in full.
The table below provides the estimated value of accelerated equity vesting if such a change in control had occurred on December 31, 2018. The estimated value is computed by multiplying unvested shares as of December 31, 2018 by the closing market price of the Company's common stock on December 31, 2018, the last trading day of the year ($244.90). For RPSRs, Company performance is assumed to be at target levels through the close of each three-year performance period.

	RSRs	RPSRs
Name	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Total ($)
Wesley G. Bush	9,371,588	12,341,001	21,712,589
Kathy J. Warden	4,822,326	8,237,456	13,059,782
Kenneth L. Bedingfield	3,000,025	4,132,688	7,132,713
Mark A. Caylor	2,969,413	3,572,356	6,541,769
Blake E. Larson	2,041,486	1,626,626	3,668,112

66 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TERMINATION PAYMENTS AND BENEFITS

Termination Payments and Benefits
The following table provides estimated payments and benefits that the Company would have provided to each NEO if his or her employment had terminated on December 31, 2018 for the reasons set forth in the table below. The Company stock price is assumed to be $244.90, the closing market price on December 31, 2018, the last trading day of the year. These payments and benefits are payable based on:

•	the Severance Plan;

•	the 2011 Plan and the terms and conditions of equity awards made pursuant to the plan; and

•	the SORMP (Retiree Medical).
Due to the many factors that affect the nature and amount of any benefits provided upon termination events, actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price and the NEO's age. The amounts described below are in addition to an NEO's benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables on pages 58 and 63, respectively, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 67

TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE

Termination Payment Table
Potential Termination Payments

Name	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (1) ($)	Post-CIC Involuntary or Good Reason Termination (2) ($)	Death or Disability ($)
Wesley G. Bush	Long-term Incentives (3)	13,056,844	13,056,844	21,712,589	15,973,847
	Retiree Medical (4)	1,350,800	1,350,800	1,350,800	1,350,800
Kathy J. Warden	Long-term Incentives (3)	—	—	13,059,782	8,437,540
	Severance Benefits (5)
	Cash Severance	—	3,300,000	—	—
	Medical/Dental Continuation	—	8,635	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	150,000	—	—
Kenneth L. Bedingfield	Long-term Incentives (3)	—	—	7,132,713	5,186,247
	Severance Benefits (5)
	Cash Severance	—	2,445,000	—	—
	Medical/Dental Continuation	—	8,635	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	122,250	—	—
Mark A. Caylor	Long-term Incentives (3)	—	—	6,541,769	4,782,162
	Severance Benefits (5)
	Cash Severance	—	2,490,000	—	—
	Medical/Dental Continuation	—	11,689	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	124,500	—	—
Blake E. Larson	Long-term Incentives (3)	669,067	2,017,241	3,668,112	2,582,960
	Severance Benefits (5)
	Cash Severance	—	2,227,500	—	—
	Medical/Dental Continuation	—	6,355	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	111,375	—	—

(1)
Similar treatment provided for certain "good reason" terminations, as described in "Key Components of Our Programs - Severance Benefits" found on page 49; however, there would be no termination payment in the event of an involuntary termination for cause.

(2)	The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

(3)	Long-term Incentives include grants of RPSRs and RSRs. Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants.

(4)
Represents SORMP benefits outlined in "Key Components of Our Programs - Retiree Medical Arrangement." Mr. Bush is the only NEO eligible for benefits under this plan due to his date of hire and years of service as an executive. Retiree medical values for Mr. Bush reflect cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated.

(5)
Represents the following benefits under the Severance Plan, assuming a termination date of December 31, 2018: (i) cash severance equivalent to one and a half times the sum of the annual base salary and target annual bonus, (ii) continued medical/dental coverage for the severance period, (iii) financial planning/income tax preparation fees for the year following termination and (iv) outplacement services up to 15% of salary.

Mr. Bush does not receive severance benefits as he is not eligible to participate in the Severance Plan.

68 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit Committee's appointment of Deloitte as our independent auditor for 2019. Deloitte served as our independent auditor for 2018, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance and periodically considers whether to change the independent auditor. The Audit Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit Committee and its Chairperson oversee the rotation of Deloitte’s lead audit partner and are involved in the selection of the lead audit partner.
Although ratification is not required by our Bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit Committee will consider this in its selection of auditor for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees and All Other Fees
The following table summarizes aggregate fees billed for the years ended December 31, 2018 and 2017 by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:

	2018	2017
Audit Fees (1)	$18,706,500	$15,110,000
Audit-Related Fees (2)	500,000	803,000
Tax-Related Fees (3)	507,000	637,000
All Other Fees	—	—
Total Fees	$19,713,500	$16,550,000

(1)
Audit fees for 2018 and 2017 reflect fees of $15,400,000 and $12,900,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2018 and 2017 also include $1,834,000 and $1,544,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2018 relate to audits of the Company's foreign entities for the fiscal year ended 2017. The remaining 2018 audit fees primarily relate to audit services associated with the Company's acquisition of Orbital ATK, services associated with the Company's adoption of Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), and adoption of ASU 2016-02, Leases (Topic 842), and services associated with the pension accounting method change and Preferability Letter.

(2)
Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company's financial statements, including fees related to independent assessment of controls concerning outsourcing activities. Audit-related fees exclude fees that totaled $1,377,000 and $1,423,000 for 2018 and 2017, respectively, related to benefit plan audits which are paid for by the plans.

(3)
Tax-related fees during 2018 and 2017 reflect fees of $507,000 and $637,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is the Audit Committee's policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor's independence. Pre-approval may be given at any time. The Audit Committee has delegated pre-approval authority for any individual project up to $100,000 to the Chairperson of the Audit Committee.
The decisions of the Chairperson to pre-approve a permitted service are reported to the Audit Committee at its next meeting. The independent auditor is required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 69

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates during 2018 and 2017, in each case before being engaged to provide those services.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.

70 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company's accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit Committee's written charter describes the Audit Committee's responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company's financial statements and for the financial reporting process, including evaluating the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company's internal control over financial reporting.
In connection with the preparation of the Company's financial statements as of and for the year ended December 31, 2018, the Audit Committee reviewed and discussed the audited financial statements with the Company's Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit Committee also discussed with Deloitte the communications required under applicable professional auditing standards and regulations, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) and, with and without management present, discussed and reviewed the results of Deloitte's examination of the financial statements. Additionally, the Audit Committee discussed with the Company's internal auditors the results of their audits completed during 2018.
The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with Deloitte that firm's independence from the Company.
Based on the Audit Committee's review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2018 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company's independent auditor for 2019, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.
AUDIT COMMITTEE
WILLIAM H. HERNANDEZ, CHAIRPERSON
ANN M. FUDGE
MADELEINE A. KLEINER
JAMES S. TURLEY
MARK A. WELSH III

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 71

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

The Sisters of St. Dominic of Caldwell New Jersey, 75 South Fullerton Avenue, Montclair, NJ 07042, a beneficial owner of 137 shares of common stock of the Company, the Sisters of St. Francis of Philadelphia, 609 S. Convent Road, Aston, PA 19014, a beneficial owner of 46 shares of common stock of the Company, and the School Sisters of Notre Dame Cooperative Investment Fund, 345 Belden Hill Road, Wilton, CT 06897, a beneficial owner of 88 shares of common stock of the Company, the co-proponents of a shareholder proposal, have each stated that it intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.

Proposal Four: Shareholder Proposal Regarding Human Rights Policy
Report on Implementation of Human Rights Policy
2019 - Northrop Grumman Corporation
Whereas: Corporations have a responsibility to respect human rights within company-owned operations and through business relationships under the UN Guiding Principles on Business and Human Rights (UNGPs). To meet this responsibility, companies are expected to conduct human rights due diligence to assess, identify, prevent, mitigate, and remedy adverse human rights impacts. Due diligence should address any human rights impacts a company causes or contributes to through its own business activities and those which are directly linked to its products or services. Meaningful implementation of a human rights policy requires effective due diligence systems.
Northrop Grumman is the third largest government contractor in the United States, and the U.S. Government accounts for 85% of the company’s 2017 sales. Developing products and services for the Department of Defense (DoD), the Intelligence Community, and other agencies whose activities may be linked to human rights violations may expose Northrop Grumman to legal, financial, and reputational risks. Therefore, it is essential for the company to conduct human rights due diligence to evaluate and mitigate human rights risks associated with its government contracts.
In February 2018, Northrop Grumman was awarded a $95 million contract with the Department of Homeland Security’s (DHS) Office of Biometric Identity Management to develop technology for the Homeland Advanced Recognition Technology (HART) database.1 This database will expand the capacity of DHS to collect, store, and share biometric data, such as facial images, fingerprints, iris images, and voice, as well as biographical data, including personal identification numbers, citizenship status, and nationality.2 There are concerns that the algorithms used to identify facial images that may be stored in the database have inherent racial bias.3 The HART database will amplify the surveillance capabilities of government agencies, presenting risks to privacy and First Amendment rights and causing harm to immigrant communities. Through the provision of services through the DHS contract, Northrop Grumman may be linked or contribute to these adverse human rights impacts.
While Northrop Grumman adopted a Human Rights Policy in 2013, it does not disclose how the policy is operationalized to reduce the risks that the company may cause or contribute to adverse human rights impacts. Investors are unable to assess how Northrop Grumman embeds respect for human rights into the process for vetting and implementing contracts with the U.S. Government or foreign governments, or the effectiveness of any systems which may be in place to prevent or mitigate human rights risks.
Resolved: Shareholders request that the Board of Directors prepare a report, at reasonable cost and omitting proprietary information, on Northrop Grumman’s management systems and processes to implement its Human Rights Policy.
Supporting Statement: We recommend the report include:

•	The company’s human rights due diligence process and indicators used to assess effectiveness;

•	The role of the Board in oversight of human rights risks; and

•	Systems to embed respect for human rights into business decision-making processes for its operations, contracts, and supply chain.
____________________________
1 https://news.northropgrumman.com/news/releases/northrop-grumman-wins-95-million-award-from-department-of-homeland-security-to-develop-next-generation-biometric-identification-services-system
2 https://www.federalregister.gov/documents/2018/04/24/2018-08453/privacy-act-of-1974-system-of-records
3 https://www.aclu.org/blog/privacy-technology/surveillance-technologies/amazons-face-recognition-falsely-matched-28

Board of Directors' Statement in Opposition to Proposal Four
The Board of Directors recommends a vote AGAINST Proposal Four.

72 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

The Company is strongly committed to supporting and maintaining the highest standards of ethical conduct and respect for human rights. This respect is embedded in the Company’s culture, and reflected in the Company’s Human Rights Policy adopted in 2013.
The Human Rights Policy, by its nature, reflects our policies and addresses how they are implemented. For example, the Policy provides that:

•
The Company treats employees, suppliers, customers and competitors with dignity and respect. The Company does not tolerate any discrimination in employment based on an individual’s protected status. Northrop Grumman does not tolerate the use of child labor, forced labor, bonded labor, or human trafficking.

•
Northrop Grumman is committed to the highest standards of ethical and business conduct as it relates to the procurement of goods and services. The Company expects suppliers to conduct themselves in a manner consistent with the values set forth in our Standards of Business Conduct.

•
Employees who believe there may have been a violation of this policy should report it through established channels, including to their supervisor, Business Conduct Officer, the Law Department or Human Resources, or the OpenLine.

•	Northrop Grumman will periodically review this policy to determine whether revisions are appropriate.
The Company’s Standards of Business Conduct also reflect our commitment to human rights. Our Standards of Business Conduct, which applies to our directors, officers, employees, consultants and contractors, provide, among other things, for:

•	The Company’s commitment to a culture that values and fosters diversity and inclusion.

•
The Company will not tolerate discrimination on the basis of race or ethnicity, color, national origin, ancestry, sex, gender, identity or expression, sexual orientation, marital or parental status, pregnancy or childbirth or related conditions, religion, creed, age, disability, genetic information, veteran status or any other protected status.

•	Reasonable accommodations for qualified persons based on disabilities, religious beliefs and pregnancy/childbirth.

•	A workplace where everyone is treated with dignity and respect.

•	Protecting the privacy of others, including the protection of personal information of our employees, contractors, customers and suppliers.

•
Supporting and enhancing the communities in which our employees live and work, including maintaining outreach programs and partnering with local organizations. The Company does not provide funding or support to organizations that improperly discriminate against others or take positions or actions contrary to our Company values.

•
Our policies, practices and procedures reflect a strong commitment to human rights as set forth in the Universal Declaration of Human Rights. The Company does not condone the use of child or forced labor, indentured servitude, human trafficking or other violations of human rights. The Company expects its partners and suppliers to share this commitment and adopt and enforce principles similar to those in our Human Rights Policy.

Like Proponents, the Board of Directors recognizes the importance of working to ensure that those seeking to do business with the Company also respect basic human rights. The Company states as follows in its most recent Corporate Responsibility Report:
We expect our suppliers will treat others with dignity and respect, encourage diversity, remain receptive to diverse opinions, promote equal opportunity and foster an inclusive and ethical culture. They must refrain from violating the rights of others and address any adverse human rights impact on their operations. This includes child labor, human trafficking, harassment, nondiscrimination, wage and benefit compensation and social dialog.
The Company maintains a Supplier Standards of Business Conduct that also makes clear our commitment to ethical conduct and social responsibility at all tiers of our supply base. These standards are based, in part, on the supplier codes from the Defense Industry Initiative and the International Forum on Business Ethical Conduct. The Company’s suppliers receive an annual notification about our policies and values. The Company asks our suppliers and those who work with them, including employees and subcontractors, to comply with our Supplier Standards of Business Conduct. The Company regularly communicates our commitments to our suppliers regarding social responsibility and regulatory areas, including EEO/Affirmative Action, conflict minerals, counterfeit parts, anti-human trafficking and cybersecurity.
The Company also publishes several times a year an Ethics Newsletter that is disseminated to all employees. In June 2018, the focus of the newsletter was Human Rights, and the importance of human rights to all aspects of our business.
The Company continued to win numerous awards in 2018 recognizing our outstanding ethical culture and respect for human rights. They included:

•	Catalyst Award for Northrop Grumman’s “Building the Best Culture, Leveraging the Power of Women” Initiative;

•	Among Top 50 Companies for Diversity, No. 1 for Veterans and No. 2 for Diversity Councils and People with Disabilities as recognized by DiversityInc;

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 73

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

•	Among the Best Place to Work for People with Disabilities Employer of the Year: Inspire Award from the Disability Equality Index;

•	Among the Best for Vets Employers by Military Times;

•	Among Best Places to Work for LGBT Equality by the Human Rights Campaign;

•	Among the “Best of the Best” for Top Veteran-Friendly Companies and Top Supplier Diversity Programs by U.S. Veterans Magazine; and

•	Among the 100 Best Corporate Citizens by Corporate Responsibility Magazine.
The Company is committed to respecting human rights and has been transparent about both the Company’s policies and how they are implemented. Management holds all employees accountable for protecting and enhancing our culture, including the respect for human rights, and does so subject to active oversight by our Board of Directors.
The Board of Directors believes, however, that this Proposal Four is both unnecessary (we are already committed to robust human rights policies and transparency in how they are implemented) and inappropriate, suggesting unworkable requirements on the day-to-day operations - of the Company and our customers - through a shareholder proposal.
The essence of this proposal appears to us to be aimed not so much at our conduct, but rather at the conduct of the US Government. The focus of Proponents' concern seems to be how our customers will or might use the products we provide and the indirect consequences of the manner in which the US Government deploys them at a given point in time and under various circumstances. To be sure, the Company can and does take seriously the potential consequences of its products and the identity of the customers to whom we can and will sell them. The Company’s management systems and processes (on which Proponents seek a report) cannot, however, resolve Proponents’ apparent underlying concerns that the Government might use our products in a way that is unacceptable to Proponents.
In addition, we note that much of the relevant information regarding our human rights policy is already publicly available on our website for shareholders to review. Such information includes, for example, our Corporate Responsibility Report, as well as information regarding:

•	Environmental, Social and Governance Performance Data

•	Anti-Human Trafficking and Slavery Statement

•	Anti-Corruption Compliance

•	Conflicts Minerals Statement

•	Environmental Sustainability

•	Environmental Recognition

•	Global Supplier Diversity Program

•	Supplier Standards of Business Conduct

•	Operation IMPACT
It is also important to note that the specific management systems and processes on which Proponents seek a report implicate daily operations and a wide array of business considerations. By seeking to micromanage these processes, the Proposal would infringe on the Company’s ability to run its day-to-day business operations.
The Board of Directors and Company management share Proponents’ concern for human rights. The Company has previously adopted a strong human rights policy and continually evaluates our programs to implement that policy. The Board of Directors has considered this proposal and appreciates the feedback from Proponents. However, the Board does not believe that the report proposed by Proponents will provide any enhancements to our current human rights policies. To the contrary, the Board believes that this Proposal Four is neither necessary nor an appropriate way to ensure the Company meets its responsibilities. The Board believes strongly that the proposal is not in the best interests of the Company and our shareholders. The Board therefore opposes this proposal and recommends that it should not be adopted.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL FOUR.

74 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 50 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that he intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.

Proposal Five: Shareholder Proposal Regarding Independent Board Chairman
Shareholders request our Board of Directors to adopt as a policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next Chief Executive Officer transition, implemented so it does not violate any existing agreement.

If the Board determines that a Chairman, who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.

This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix. These 5 majority votes would have been still higher if all shareholders had access to independent proxy voting advice.

An independent Chairman is best positioned to build up the strategic planning capabilities of our directors while our CEO addresses the challenging day-to-day issues facing the company. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent.

This proposal is particularly important now because during the Chairman/CEO tenure of Wesley Bush the role of Lead Director was neglected. Donald Felsinger, the former Chairman/CEO of Sempra Energy, was Lead Director and was also on the executive pay committee while Mr. Bush was realizing as much as $41 million in annual pay.

A former Chairman/CEO is inclined to be friendly to a person in the same shoes as he was recently in - but this conflict of interest is not good for shareholders. It is noteable that just before Mr. Felsinger left Sempra Energy (as its Chairman and CEO) that this proposal topic received 55% support from Sempra shareholders.

An independent Chairman is best positioned to build up the strategic planning capabilities of our directors while our CEO addresses the challenging day-to-day issues facing the company.
Please vote yes:
Independent Board Chairman - Proposal 5

Board of Directors' Statement in Opposition to Proposal Five
The Company’s shareholders have considered, and declined to provide majority support to, similar independent board chairman proposals five times since 2007, with only approximately 25% of votes cast in favor of the proposal when it was last presented at the 2015 Annual Meeting. The Board of Directors continues to oppose this proposal because it deprives the Board of important flexibility to determine the most effective leadership structure to serve the interests of the Company and its shareholders. The Board believes the Company and its shareholders are best served when the Board retains the opportunity to utilize its experience, knowledge and judgment, together with ongoing feedback from our shareholders, to determine which director is best suited to serve as Chair in light of the facts and circumstances at the time, allowing the Board to operate efficiently and effectively to protect and enhance long-term success and shareholder value.
Under our Principles of Corporate Governance, the Board has the authority to determine whether the positions of Chair and Chief Executive Officer should be held by the same or different persons. The Board has the flexibility to consider what is best for the Company and its shareholders, in light of all facts and circumstances known to the Board at the time. The Board considers a wide range of factors when determining the most effective leadership structure for the Board. These factors include:

•	the role of the Board and the responsibilities of the Lead Independent Director and the Chair;

•	the experience of the management team;

•	the particular challenges facing the Company, both at the time and in the near future;

•	the evolving environment in which we operate and the requirements on management and the Board;

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 75

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

•	the importance of presenting one leadership “face” to our customers; and

•	the importance of promoting a clear, unified strategic vision for the Company, assuring that strategies adopted by the Board are well-positioned for execution by management.
The Board has previously and effectively used this flexibility to separate the role of Chair and CEO during leadership transitions, and most recently, with the CEO transition from Mr. Bush to Ms. Warden, with Mr. Bush continuing as Board Chair. The practice of separating the roles during leadership transitions so that a company’s former CEO or another experienced director can continue to provide perspective to a new CEO is a proven, successful approach among companies and can help to facilitate a seamless leadership transition. It is one example of the advantages to our Company and shareholders of our current Bylaws, which enable the Board to determine the best construct for the Company for the time. Under today’s circumstances, and considering in particular Mr. Bush’s recent service as our CEO, the Board has determined the Company is best served if Mr. Bush continues as Chairman and if Mr. Felsinger continues as Lead Independent Director, further enhancing the Board’s effective exercise of independent judgment and oversight of management. Prior to Mr. Bush’s retirement as Chair in July 2019, the Board will re-evaluate and, based on the circumstances as they have evolved, determine the appropriate Board leadership structure.
When the Chair is not independent, the Company’s Bylaws specifically provide that the independent directors of the Board may designate a Lead Independent Director from among them. The Board has repeatedly exercised that authority and Mr. Felsinger currently serves as our Lead Independent Director. During his tenure as Lead Independent Director, Mr. Felsinger has engaged with investors and demonstrated strong leadership skills, independent thinking and a deep understanding of our business and our shareholders’ interests. Indeed, he was recognized by the NACD as the Director of the Year for 2016, during his service as our Lead Independent Director.
Our Principles of Corporate Governance prescribe a strong role for our Lead Independent Director, who has significant authority with respect to the operation and functioning of the Board. Among other duties, the Principles of Corporate Governance specify that the Lead Independent Director shall:

•	approve meeting agendas and information sent to the Board;

•	approve the schedule of Board meetings;

•	call and chair meetings of the independent directors (a regular occurrence at our in-person meetings);

•	interview Board candidates (along with the Chair and the Chair of the Governance Committee) and help ensure a robust succession plan for Board committees and Board composition;

•	preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;

•	serve as a liaison between the Chair and the independent directors; and

•
meet with major shareholders, as requested. Any shareholder is able to communicate directly with the Lead Independent Director as described on page 24 of this Proxy Statement and on the Company’s website.

In addition to the above responsibilities, the Lead Independent Director has in practice performed additional duties beyond those described in the Principles of Corporate Governance. The Lead Independent Director:

•
serves as a significant advisor to the Chair, providing guidance and direction to the Chair on a range of significant matters, including strategy, CEO succession, Board succession, shareholder communications and the content/nature of Board meetings;

•	has discussions on a regular basis with the Chair between Board meetings;

•	supports and facilitates engagement between the CEO/senior management and independent directors; and

•	chairs an executive session of independent directors at Board meetings.
The designation of a Lead Independent Director by the independent directors of the Board demonstrates the Board’s continuing commitment to strong corporate governance, Board independence and the important role of the Lead Independent Director. In addition, there are several other structural safeguards that provide effective independent oversight by the Board. Eleven of the Company’s thirteen directors are independent, and the Board regularly holds scheduled sessions of the independent directors at each Board meeting, which are led by the Lead Independent Director. The Chairs and all members of the Committees - Audit, Compensation, Governance and Policy - are independent directors. The independent directors have ample opportunity to, and regularly do, assess the performance of the CEO and provide meaningful direction. The Board is responsible for the election of the CEO and oversees a robust succession planning process, closely involved in identifying and developing potential successors and effecting orderly CEO transitions.
The Company has adopted numerous other governance practices that further demonstrate our commitment to good corporate governance for our shareholders. We have adopted significant stock ownership guidelines for both our employees and our directors, eliminated change of control agreements, prohibited the hedging and pledging of Company stock, and implemented a strong recoupment policy, to name a few such examples. Our shareholders have approved separate management proposals granting the

76 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

right to call a special meeting and to act by written consent. Management routinely communicates with shareholders to understand and seek to address any concerns they may have or suggestions as to how we can continue to enhance our governance practices.
In addition, the Board has successfully recruited, and our shareholders have approved, a diverse group of accomplished, independent directors who bring a wide range of experiences to benefit the Company. The average tenure of our independent directors is 6.5 years, reflecting a healthy mix of tenure and new perspective. As part of its ongoing and active Board refreshment efforts, the Board has added four new independent directors, two of whom were women, in the last four years.
The Board believes that the Company’s balanced and flexible corporate governance structure, including a Lead Independent Director with well-defined, comprehensive and meaningful duties, and strong corporate governance practices, make it not only unnecessary, but ill-advised to adopt a policy that would mandate that the Chair be an independent director. The Board believes that adopting such a rule would only limit the Board’s ability to select the director it believes is best suited to serve as Chair of the Board, and is not in the best interests of the Company and its shareholders.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL FIVE.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 77

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a "Notice of Internet Availability of Proxy Materials" but not a full set of proxy materials?
We distribute our proxy materials to shareholders via the internet under the "Notice and Access" approach permitted by the rules of the SEC. This approach reduces the environmental impact of the Annual Meeting and our distribution costs, while providing a timely and convenient method of accessing the proxy materials and voting. On March 29, 2019, we mailed a "Notice of Internet Availability of Proxy Materials" to participating shareholders, containing instructions on how to access the proxy materials on the internet.
Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 19, 2019 (Record Date). As of the Record Date, there were 169,959,030 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.
How many votes must be present to hold the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted as present for purposes of establishing a quorum.
How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or electronic copy of this Proxy Statement and accompanying materials, you must follow the instructions for requesting such materials included in the Notice.
What am I being asked to vote on and what are the Board of Directors' recommendations?
The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Ratification of Appointment of Independent Auditor (Proposal Three)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Shareholder Proposal to Provide for a Report on Management Systems and Processes for Implementing the Company's Human Rights Policy (Proposal Four)	AGAINST	Majority of votes cast	No effect	No effect	Voted "AGAINST"
Shareholder Proposal to Provide for an Independent Chair (Proposal Five)	AGAINST	Majority of votes cast	No effect	No effect	Voted "AGAINST"

78 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients' proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various matters as "non-routine," and brokers who have not received instructions from their clients do not have discretion to vote their client's shares on such "non-routine" matters, resulting in a "broker non-vote."
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares, without instructions from you, on the ratification of the appointment of Deloitte & Touche LLP as independent auditor. However, your broker does not have discretionary authority to vote your shares, without instructions from you, on the election of directors, the advisory vote to approve the compensation of our NEOs or the shareholder proposals, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How do I vote my shares?
If you hold shares as a record holder, you may vote by proxy prior to the Annual Meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder's instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board. Registered shareholders and plan participants may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

By Internet	Registered shareholders and plan participants may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.

By Telephone	Registered shareholders and plan participants may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.

By QR Code	Registered shareholders and plan participants may vote by scanning the QR code on their proxy card or notice with their mobile device.

By Mail
Registered shareholders and plan participants must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet, in a timely manner. In addition, a shareholder attending the Annual Meeting in person may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting by ballot at the meeting.
How do I vote my shares if they are held by a bank, broker or other agent?
Persons who own stock beneficially through a bank, broker or other agent may not vote directly and will need to instruct the record owner to vote their shares using the procedure identified by the bank, broker or other agent. Beneficial owners who hold our common stock in "street name" through a broker receive voting instruction forms from their broker. Most beneficial owners will be able to provide voting instructions by telephone or on the internet by following the instructions on the form they receive from their broker. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other agent can vote his or her shares in person at the Annual Meeting only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a "legal proxy," to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 79

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Beneficial owners who hold shares in "street name" may revoke a proxy or change a vote by submitting a new, later-dated voting instruction form, contacting the bank, broker or other agent or by voting in person at the Annual Meeting by obtaining a legal proxy as described above.
How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual's behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant's shares in accordance with the individual's instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act requires a different procedure.
Voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 12, 2019 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

80 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

MISCELLANEOUS

Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Shareholder Proposals for the 2020 Annual Meeting
Any shareholder who intends to present a proposal at the 2020 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

•	not later than November 30, 2019, if the proposal is submitted for inclusion in the Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act; and

•
not earlier than November 30, 2019 and not later than December 30, 2019, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials. If the 2020 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.

Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.

Shareholder Nominations for Director Election at the 2020 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2020 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

•
not earlier than October 31, 2019 and not later than November 30, 2019, if the nomination is submitted for inclusion in the Company's proxy materials for that meeting pursuant to the Company's proxy access provision, as set forth in our Bylaws, which nomination and supporting materials must comply with the requirements in our Bylaws; and

•
not earlier than November 30, 2019 and not later than December 30, 2019, if the nomination is submitted pursuant to the Bylaws, but not pursuant to our proxy access provision, in which case we are not required to include the nomination in our proxy materials. If the 2020 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.

Any shareholder who wishes to nominate a person for election as a director should review our Bylaws.

Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of "householding." This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address and phone number: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address or phone number.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 81

MISCELLANEOUS

Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co., Inc. of New York at an estimated fee of $20,000, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.

Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:

•	Bylaws;

•	Principles of Corporate Governance;

•	Standards of Business Conduct;

•	Policy and Procedure Regarding Company Transactions with Related Persons; and

•	Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website.

Incorporation by Reference
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled "Compensation Committee Report" and those portions of the information included under the section entitled "Audit Committee Report" required by the SEC's rules to be included therein, shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.

Annual Report
March 29, 2019
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 ON JANUARY 31, 2019. SHAREHOLDERS OF RECORD ON MARCH 19, 2019 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

Jennifer C. McGarey
Corporate Vice President and Secretary

82 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

This Proxy Statement contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures, as defined by SEC Regulation G and indicated by an asterisk in this Proxy Statement. While we believe investors and other users of our financial statements may find these non-GAAP financial measures useful in evaluating our financial performance and operational trends, they should be considered as supplemental in nature, and therefore, should not be considered in isolation or as a substitute for financial information prepared in accordance with GAAP. Definitions and reconciliations for the non-GAAP financial measures contained in this Proxy Statement are provided below. Other companies may define these measures differently or may utilize different non-GAAP financial measures.
Certain of the non-GAAP financial measures below are used as internal measures for performance-based compensation decisions, as further discussed in the “Key Components of our Programs” section of Compensation Discussion and Analysis. The Compensation Committee has discretion to make adjustments to these measures in instances where the Company’s performance has been impacted by unforeseen or unusual events. For 2018, the Compensation Committee adjusted the calculation of certain of these measures in order to exclude the impact of certain events or transactions that were not contemplated when the performance metrics were established.
Cash flow metrics: We use cash flow metrics as internal measures of financial performance and for performance-based compensation decisions. We also use these measures as a key factor in our planning for, and consideration of, acquisitions, payments of dividends and share repurchases. The following cash flow metrics may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP.
Cash provided by operating activities before after-tax discretionary pension contribution: Cash provided by operating activities before the after-tax impact of discretionary pension contributions. Cash provided by operating activities before after-tax discretionary pension contributions is reconciled below.
Pension-adjusted cash flow from operations: Cash provided by operating activities before the after-tax impact of discretionary pension contributions. As approved by the Compensation Committee, this metric has been adjusted to exclude the impacts of the addition of Innovation Systems and Orbital ATK transaction-related expenses. Orbital ATK transaction-related expenses are primarily comprised of advisory, legal and other costs related to the completion of the transaction. Pension-adjusted cash flow from operations is reconciled below.
Free cash flow: Net cash provided by operating activities less capital expenditures. Free cash flow is reconciled below.
Free cash flow before after-tax total pension funding: Free cash flow before the after-tax impact of total pension funding. As approved by the Compensation Committee, this metric has been adjusted to exclude the impacts of the addition of Innovation Systems and Orbital ATK transaction-related expenses. Orbital ATK transaction-related expenses are primarily comprised of advisory, legal and other costs related to the completion of the transaction. Free cash flow before after-tax total pension funding is reconciled below.
Cumulative free cash flow: The aggregate free cash flow before the after-tax impact of total pension funding over a three-year period.
Pension-adjusted metrics: For financial statement purposes, we account for our employee pension plans in accordance with GAAP (FAS). However, the cost of these plans is charged to our contracts in accordance with the Federal Acquisition Regulation (FAR) and the related U.S. Government Cost Accounting Standards (CAS) that govern such plans. We use pension-adjusted metrics as internal measures of financial performance and for performance-based compensation decisions. The following pension-adjusted measures may be useful to investors and other users of our financial statements in evaluating our performance based upon the pension costs charged to our contracts.
Net FAS (service)/CAS pension adjustment: The difference between pension expense charged to contracts and included as cost in segment operating income in accordance with CAS and the service cost component of pension expense determined in accordance with FAS. Net FAS (service)/CAS pension adjustment is presented below.
Pension-adjusted operating income: Operating income before the net FAS (service)/CAS pension adjustment as defined above. As approved by the Compensation Committee, this metric has been adjusted to exclude Innovation Systems operating income, intangible asset amortization and PP&E step-up depreciation, and Orbital ATK transaction-related expenses, which were not contemplated when the performance metrics were established for 2018. Orbital ATK transaction-related expenses are primarily comprised of advisory, legal and other costs related to the completion of the transaction. Pension-adjusted operating income is reconciled below.
Pension-adjusted operating margin rate: Pension-adjusted operating income as defined above, divided by sales (excluding Innovation Systems sales). Pension-adjusted operating margin rate is reconciled below.

A-1 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

Total net FAS/CAS pension adjustment: The combined net FAS (service)/CAS pension adjustment and net FAS (non-service) pension benefit.
After-tax net pension adjustment: The net income impact, after tax at the statutory rate of 21 percent, of the net FAS (service)/CAS pension adjustment and net FAS (non-service) pension benefit as defined above. After-tax net pension adjustment is presented below.
Pension-adjusted net income: Net income before the after-tax net pension adjustment as defined above. As approved by the Compensation Committee, this metric has been adjusted to exclude the impact of the Company’s 2018 MTM pension expense, Innovation Systems operating income, intangible asset amortization and PP&E step-up depreciation, and Orbital ATK transaction-related expenses. Orbital ATK transaction-related expenses are primarily comprised of advisory, legal and other costs related to the completion of the transaction. Pension-adjusted net income is reconciled below.
Segment operating income: Total earnings from our four segments including allocated pension expense recognized under CAS, and excluding unallocated corporate items and the service cost component of FAS pension expense. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the financial performance and operational trends of our sectors. Segment operating income is reconciled below.
Segment operating margin rate: Segment operating income as defined above, and reconciled below, divided by sales. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the financial performance and operational trends of our sectors.
MTM-adjusted net earnings: Net earnings excluding MTM (expense) benefit and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance by presenting the Company’s operating results before the non-operational impact of pension and OPB actuarial gains and losses. This measure is also consistent with how management views the underlying performance of the business as the impact of MTM accounting is not considered in management’s assessment of the Company's operating performance or in its determination of incentive compensation awards. MTM-adjusted net earnings is reconciled below.
MTM-adjusted diluted EPS: Diluted earnings per share excluding the per share impact of MTM (expense) benefit and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance per share by presenting the Company’s diluted earnings per share results before the non-operational impact of pension and OPB actuarial gains and losses. MTM-adjusted diluted EPS is reconciled below.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I A-2

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Non-GAAP Financial Measures

	Total Year
($M, except per share amount)	2018	2017	2016
Net cash provided by operating activities	$3,827	$2,613	$2,813
After-tax discretionary pension contributions impact	186	325	—
Cash provided by operating activities before after-tax discretionary pension contributions	$4,013	$2,938	$2,813

Net cash provided by operating activities	$3,827	$2,613	$2,813
Less: capital expenditures	(1,249)	(928)	(920)
Free cash flow	$2,578	$1,685	$1,893
After-tax total pension contributions impact	246	376	46
After-tax Orbital ATK transaction-related expenses	36	—	—
Impacts related to the addition of Innovation Systems	(721)	—	—
Free cash flow before after-tax total pension contributions	2,139	2,061	1,939
Cumulative free cash flow	$6,139

Sales	30,095	26,004	24,706
Operating income	$3,780	$3,218	$3,277
Operating margin rate	12.6%	12.4%	13.3%
Reconciliation to segment operating income
Net FAS (service)/CAS pension adjustment	(613)	(638)	(457)
Unallocated corporate expenses	277	319	39
Other	3	4	5
Segment operating income	$3,447	$2,903	$2,864
Segment operating margin rate	11.5%	11.2%	11.6%

Net earnings	$3,229	$2,869	$2,043
MTM expense (benefit)	655	(536)	950
MTM-related deferred state tax (benefit) expense	(29)	24	(43)
Federal tax (benefit) expense of items above	(131)	108	(317)
After-tax MTM adjustment	495	(404)	590
MTM-adjusted net earnings	$3,724	$2,465	$2,633

Diluted EPS	$18.49	$16.34	$11.32
MTM expense (benefit) per share	3.76	(3.06)	5.27
MTM-related deferred state tax (benefit) expense per share	(0.17)	0.14	(0.24)
Federal tax (benefit) expense of items above per share	(0.75)	0.62	(1.76)
After-tax MTM adjustment per share	2.84	(2.30)	3.27
MTM-adjusted diluted EPS	$21.33	$14.04	$14.59

A-3 I NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

Total Year
($M)	2018
Cash provided by operating activities before after-tax discretionary pension contributions	$4,013
Impacts related to the addition of Innovation Systems	(862)
After-tax Orbital ATK transaction-related expenses	36
Pension-adjusted cash flow from operations	$3,187

Total sales	$30,095
Less: Innovation Systems sales	(3,149)
Sales excluding Innovation Systems	$26,946

Operating income	$3,780
Net FAS (service)/CAS pension adjustment	(613)
Innovation Systems operating income	(342)
Innovation Systems intangible asset amortization and PP&E step-up depreciation	208
Orbital ATK transaction-related expenses	45
Other	(6)
Pension-adjusted operating income	$3,072
Pension-adjusted operating margin rate	11.4%

Net earnings	$3,229
Net FAS (service)/CAS pension adjustment	(613)
Net FAS (non-service) pension benefit	(1,049)
Tax effect of net pension adjustment	349
After-tax net pension adjustment	(1,313)
MTM pension expense (1)	699
Innovation Systems operating income	(342)
Innovation Systems intangible asset amortization and PP&E step-up depreciation	208
Orbital ATK transaction-related expenses	45
Other	(6)
Tax effect of items above	(127)
Pension-adjusted net income	$2,393
(1) Represents the MTM expense related to the Company's pension plans only. During 2018, the Company recorded a total MTM expense of $655 million, of which $699 million related to pension and ($44) million related to OPB.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I A-4

Dulles International Airport
VA-7
Dulles Access Road/VA-267
Reston
I-495
Langley
McLean
VA-267
VA-7
Washington DC
Vienna
US-50
I-66
Arlington
I-295
I-66
VA-7
Fairfax
I-395
I-495
Annandale
US-1
Reagan National Airport
Alexandria
I-66
I-66
US-29/Lee Hwy
US-29/Lee Hwy
Fairview Park Dr.
Gallows Rd.
I-495
Northrop Grumman Corporate Offices
US-50/Arlington Blvd.
N
Annandale Rd.
Gallows Rd.
I-495
N

★ **Northrop Grumman Corporate Offices**
2980 Fairview Park Drive, Falls Church, VA 22042

From Dulles International Airport (IAD)

- Take the Dulles Airport Access Road East.
- Merge onto I-495 South via Exit 18 toward Richmond. Take US-50 East/Arlington Blvd., Exit 50A-B, toward Arlington.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Take the Fairview Park ramp and turn slight left onto Fairview Park Drive. The office is the first building on your left. Turn left to access the parking lot.

From Reagan National Airport (DCA)

- Take the ramp onto George Washington Memorial Parkway North.
- Take the I-395 South exit toward Richmond. Quickly merge left onto I-395 South.
- Take exit 8A onto VA-27 West Washington Blvd./ South Arlington Ridge Road. Stay left on Washington Blvd. until the exit for US-50 West.
- Exit onto US-50 West/Arlington Blvd. toward Falls Church. You will stay on US-50 West.
- Just before I-495, take the exit toward Fairview Park North. Stay towards the right.
- Turn rght onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From Baltimore Washington Airport (BWI)

- Exit BWI and take the exit I-95 South.
- Take exit 27, merge onto the I-495 West towards Silver Spring.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From the I-495 Capital Beltway

- From I-495, take exit 50B for US-50 East/Arlington Blvd. toward Arlington.
- Follow the off ramp.
- Stay in the center lane as you follow signs for Fairview Park North (do not take the left lane towards US-50 East or the right lane towards Fairview Park South).
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

INFORMATION ABOUT ANNUAL MEETING ADMISSION

In order to attend the Annual Meeting, proof of stock ownership, as well as a form of personal photo identification, must be presented. Once arriving at Northrop Grumman Corporate Headquarters, please follow the instructions below.

- Enter the six-level parking garage from the main driveway (located at the traffic light on Fairview Park Drive) using the right-hand entry lane with the guardhouse. Identify yourself as a shareholder attending the Annual Meeting to gain entrance to the parking garage.
- Follow the Shareholders’ Meeting signage for parking on Level P5 of the garage.
- Enter the building through the walkway bridge on Level P5 of the garage.

2980 FAIRVIEW PARK DRIVE
FALLS CHURCH, VIRGINIA
22042 - 4511

northropgrumman.com

***THE VALUE OF** PERFORMANCE.*

NORTHROP GRUMMAN

NORTHROP GRUMMAN

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 15, 2019.

Online

Go to www.envisionreports.com/noc or scan the QR code — login details are located in the shaded bar below.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/noc

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For Against Abstain		For Against Abstain		For Against Abstain
01 - Wesley G. Bush	□____□____□	06 - William H. Hernandez	□____□____□	10 - Thomas M. Schoewe	□____□____□
02 - Marianne C. Brown	□____□____□	07 - Madeleine A. Kleiner	□____□____□	11 - James S. Turley	□____□____□
03 - Donald E. Felsinger	□____□____□	08 - Karl J. Krapek	□____□____□	12 - Kathy J. Warden	□____□____□
04 - Ann M. Fudge	□____□____□	09 - Gary Roughead	□____□____□	13 - Mark A. Welsh III	□____□____□
05 - Bruce S. Gordon	□____□____□
For Against Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.					□____□____□
For Against Abstain
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2019.					□____□____□

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.					For Against Abstain
4. Shareholder proposal to provide for a report on management systems and processes for implementing the Company's human rights policy.					□____□____□
For Against Abstain
5. Shareholder proposal to provide for an independent chair.					□____□____□
B Authorized Signatures - This section must be completed for your vote to be counted. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

ANNUAL MEETING OF SHAREHOLDERS
MAY 15, 2019, 8:00 A.M.
Northrop Grumman Corporation Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2019 Annual Meeting of Shareholders
The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 15, 2019, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 AND 5.
PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 12, 2019 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.
(Continued and to be signed on the other side)
C Non-Voting Items
Change of Address - Please print new address below.

NORTHROP GRUMMAN

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For Against Abstain		For Against Abstain		For Against Abstain
01 - Wesley G. Bush	□____□____□	06 - William H. Hernandez	□____□____□	10 - Thomas M. Schoewe	□____□____□
02 - Marianne C. Brown	□____□____□	07 - Madeleine A. Kleiner	□____□____□	11 - James S. Turley	□____□____□
03 - Donald E. Felsinger	□____□____□	08 - Karl J. Krapek	□____□____□	12 - Kathy J. Warden	□____□____□
04 - Ann M. Fudge	□____□____□	09 - Gary Roughead	□____□____□	13 - Mark A. Welsh III	□____□____□
05 - Bruce S. Gordon	□____□____□
For Against Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.					□____□____□
For Against Abstain
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2019.					□____□____□

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.					For Against Abstain
4. Shareholder proposal to provide for a report on management systems and processes for implementing the Company's human rights policy.					□____□____□
For Against Abstain
5. Shareholder proposal to provide for an independent chair.					□____□____□
B Authorized Signatures - This section must be completed for your vote to be counted. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

ANNUAL MEETING OF SHAREHOLDERS
MAY 15, 2019, 8:00 A.M.
Northrop Grumman Corporation Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2019 Annual Meeting of Shareholders
The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 15, 2019, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 AND 5.
PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 12, 2019 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.
(Continued and to be signed on the other side)

Important Notice Regarding the Availability of Proxy Materials for the
Northrop Grumman Corporation Meeting of Shareholders to be Held on May 15, 2019
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
Northrop Grumman Corporation’s Annual Meeting of Shareholders will be held on May 15, 2019 at Northrop Grumman Corporation Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, at 8:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1-3.

1.	Election of the following 13 nominees as Directors:
Wesley G. Bush, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez,
Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley, Kathy J. Warden and Mark A. Welsh III.

2.	Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2019.

The Board of Directors recommends that you vote AGAINST proposals 4 and 5.

4.	Shareholder proposal to provide for a report on management systems and processes for implementing the Company’s human rights policy.

5.	Shareholder proposal to provide for an independent chair.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

_________________________________________________________________________________________________________

Directions to the 2019 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/NOC.
_________________________________________________________________________________________________________

March 29, 2019
CA 19 - 09

Important Information Regarding Your
Northrop Grumman Shares - Your Vote Is Important

To Northrop Grumman Employees:

Northrop Grumman filed its proxy statement today for the 2019 Annual Meeting of Shareholders. The 2019 proxy statement and 2018 annual report are now available online.

Many of you hold Northrop Grumman shares through one of the company’s savings plans. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and Northrop Grumman encourages you to vote your shares.

Northrop Grumman employees who hold Northrop Grumman shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program will receive an email tonight from the company’s transfer agent, Computershare. This email, which will be sent to the address on record (either personal or company email), will contain important instructions for viewing the proxy statement and annual report, and for voting your shares.

This email is an important communication approved by Northrop Grumman. The subject line of the email will read, “Northrop Grumman Corporation Proxy Meeting Materials.” Note that the “EXT” warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, will be removed for this message coming directly from Computershare. If you do not receive this email, or if you have any questions, please contact Computershare at 877-498-8861 or the company’s shareholder services at 703-280-4702.

Northrop Grumman values your input as shareholders. Please ensure that your shares are represented at the 2019 Annual Meeting.

Thank you for your attention to this matter.

CORPORATE COMMUNICATIONS